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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. _1_
☐ Post-Effective Amendment No. ___

Commonwealth Cash Reserve Fund, Inc.
(Exact name of registrant as specified in charter)

4350 North Fairfax Drive, Suite 580, Arlington, Virginia, 22203
(Address of principal executive offices) (Zip code)

(800) 338-3383
(Registrant’s telephone number, including area code).

PFM Asset Management LLC
One Keystone Plaza, Suite 300, North Front & Market Streets
Harrisburg, Pennsylvania 17101
(Name and address of agent for service)
Copies to:

Lloyd Richardson McGuireWoods LLP 1750 Tysons Boulevard, Suite 1800 McLean, VA 22102	Kenneth S. Gerstein, Esq. Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered:
Institutional Class and IllinoisPrimeSM Class shares of Prime Series of Registrant

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

— C O N T E N T S —

This Registration Statement includes the following:

1.	Facing Page

2.	Contents Page

3.	Letter to Shareholders

4.	Notice of Special Meeting of Shareholders

5.	Part A – Prospectus/Proxy Statement

6.	Part B – Statement of Additional Information

7.	Part C – Other Information

8.	Signatures

9.	Exhibits

Commonwealth Cash Reserve Fund, Inc.

PROXY MATERIALS

CCRF Prime Portfolio
4350 North Fairfax Drive, Suite 580
Arlington, Virginia, 22203

Dear CCRF Prime Shareholder:

I am writing to inform you of a special meeting (the “Meeting”) that will be held on September 22, 2008 of shareholders of Commonwealth Cash Reserve Fund, Inc. (“CCRF”). The purpose of the Meeting is for shareholders of CCRF to vote on several important proposals.

At the Meeting, shareholders of the CCRF Prime Portfolio of CCRF, one of the investment portfolios of CCRF, will be asked to vote on a proposal to reorganize CCRF Prime into another investment portfolio of CCRF that is currently named SNAP® Fund (“SNAP Fund”) (the “Reorganization”). Additionally, at the Meeting, shareholders of CCRF Prime, as well as shareholders of the other two investment portfolios of CCRF, will be asked to vote on a proposal to convert CCRF from a Virginia corporation to a Virginia business trust (which will be named “PFM Funds”) (the “Conversion”) and to elect trustees to serve on the Board of Trustees of PFM Funds (the “Election”). In connection with the Conversion, which would be effected immediately prior to the Reorganization, CCRF would be renamed PFM Funds and SNAP Fund would be renamed Prime Series (“Prime Series”).

The enclosed materials relate to the Reorganization. Also enclosed, is a separate proxy statement relating to the Conversion and the Election that contains detailed information concerning the Conversion and the Election and solicits your proxy to vote your shares on those proposals.

In the Reorganization, substantially all of the assets and liabilities of CCRF Prime would be acquired by Prime Series. In exchange, CCRF Prime would receive Institutional Class shares and IllinoisPrime Class shares of Prime Series, which would then be distributed to shareholders of CCRF Prime, in liquidation of CCRF Prime and the interests of shareholders in CCRF Prime. (Existing shares of SNAP Fund will become SNAP Fund Class Shares of Prime Series.) As a result of these transactions, shareholders of CCRF Prime will become shareholders of Prime Series and will receive Institutional Class or IllinoisPrime Class shares of Prime Series, based upon the class of shares of CCRF Prime they hold. Each shareholder of CCRF Prime will receive shares of Prime Series having an aggregate value at the time the Reorganization is consummated that is the same as the value of their holding of shares of CCRF Prime. The participation of CCRF Prime in the Reorganization is subject to the approval of shareholders of CCRF Prime. The consummation of the Reorganization is also subject to certain other conditions, as described in the enclosed Prospectus/Proxy Statement.

The Board of Directors (the “Board”) of CCRF has approved the Reorganization and believes that consummation of the Reorganization would be in the best interests of CCRF Prime and its shareholders. The Reorganization is being proposed to enable the consolidation of money market funds managed by PFM Asset Management LLC (“PFM”) that have common investment objectives and policies, and is expected to result in certain economies of expenses that will benefit shareholders of CCRF Prime.

The Board unanimously recommends that you vote to approve the Reorganization.

You will not incur any sales loads or other transaction charges as a result of the Reorganization. In addition, the Reorganization is intended to be a non-taxable event for shareholders for federal income tax purposes. Additional information about the investment objective and policies of Prime Series and additional details about the Reorganization are contained in the attached combined Prospectus/Proxy Statement. Please take the time to familiarize yourself with this Prospectus/Proxy Statement.

As noted above, you also have been sent a separate proxy statement containing information about the Conversion and the Election. Once you have reviewed the information about the Conversion and the Election in that proxy statement, you may vote on those proposals and on the Reorganization by marking, signing and dating the enclosed proxy card and returning it to CCRF in the enclosed postage-paid envelope.

If you have any questions about these matters, please call CCRF at 800-338-3383 (toll free). Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card. It is very important that you vote and that your voting instructions be received prior to the Meeting.

Thank you for considering and participating in this process.

Sincerely,

/s/ Jeffrey A. Laine
Jeffrey A. Laine
Chairman, Commonwealth Cash Reserve Fund, Inc.

August 29, 2008

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD PROMPTLY. SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

COMMONWEALTH CASH RESERVE FUND, INC.
4350 North Fairfax Drive, Suite 580
Arlington, Virginia, 22203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on September 22, 2008

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders of Commonwealth Cash Reserve Fund, Inc. (“CCRF”) has been called by the Board of Directors of CCRF and will be held at the offices of PFM Asset Management LLC located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, on September 22, 2008 at 12:00 p.m., Eastern Time.

The Meeting is being called for the following purposes:

1.	To approve a Plan of Entity Conversion pursuant to which CCRF would convert from a Virginia corporation to a Virginia business trust (which will be named PFM Funds).

2.	To elect seven trustees to the Board of Trustees of PFM Funds.

3.
To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of CCRF Prime Portfolio (“CCRF Prime”) would be acquired by Prime Series (now known as SNAP® Fund) in exchange for shares of Prime Series. (To be voted on by shareholders of CCRF Prime only.)

4.	To act on such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of record of CCRF as of the close of business on August 15, 2008 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope. Your vote is important.

By Order of the Board of Directors,
/s/ Jeffrey A. Laine
Jeffrey A. Laine
Chairman, Commonwealth Cash Reserve Fund, Inc.

August 29, 2008

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign it and return it in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy at any time at or before the Meeting or vote in person if you attend the Meeting, as provided in the attached Prospectus/Proxy Statement.

PROSPECTUS/PROXY STATEMENT

Dated August 29, 2008

Acquisition of Substantially All of the Assets of:

CCRF PRIME PORTFOLIO
(an investment portfolio of Commonwealth Cash Reserve Fund, Inc.)

By and in exchange for shares of

PRIME SERIES
(an investment portfolio of Commonwealth Cash Reserve Fund, Inc., now known as SNAP® Fund)
4350 North Fairfax Drive, Suite 580
Arlington, Virginia, 22203
(800) 338-3383

This prospectus/proxy statement (the “Prospectus/Proxy Statement”) solicits proxies to be voted at a special meeting (the “Meeting”) of shareholders of Commonwealth Cash Reserve Fund, Inc. (“CCRF”). The Meeting has been called by the Board of Directors of CCRF (the “Board”) to vote on several proposals, including a proposal to reorganize CCRF Prime Portfolio (“CCRF Prime”) into SNAP® Fund (“SNAP Fund”), another investment portfolio of CCRF (the “Reorganization”). The principal office of CCRF is 4350 North Fairfax Drive, Suite 580, Arlington, Virginia 22203. You can reach the office of CCRF by calling (800) 338-3383.

At the Meeting, shareholders of CCRF will also vote on proposals to convert CCRF’s form of organization from a Virginia corporation into that of a Virginia business trust that will be known as PFM Funds (the “Conversion”) and to elect seven trustees to serve on the Board of Trustees of PFM Funds (the “Election”). You have been sent a proxy statement describing these additional proposals and soliciting your proxy to vote on them at the Meeting. In connection with the Conversion, the name of SNAP Fund will be changed to Prime Series (“Prime Series”). Subject to the approval of shareholders of CCRF, the Conversion will be effected immediately prior to the Reorganization. Thus, if the Conversion and the Reorganization are both approved by shareholders, it is expected that CCRF Prime will be reorganized into Prime Series and that shareholders who now own shares of CCRF Prime will own shares of Prime Series. Only shareholders of CCRF will vote on approval of the Reorganization.

PFM Asset Management LLC (“PFM”) is the investment adviser, administrator and transfer agent of CCRF, which is a diversified, open-end management investment company that is registered under the Investment Company Act of 1940, as amended.

The Meeting will be held at the principal office of PFM, which is located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, on September 22, 2008 at 12:00 p.m., Eastern Time. You can reach the office of PFM by calling CCRF at 800-338-3383. The Board, on behalf of the CCRF Funds, is soliciting this proxy. This Prospectus/Proxy Statement will first be sent to shareholders on or about August 29, 2008.

This Prospectus/Proxy Statement gives you information about investment in SNAP Fund (which will be known as Prime Series) and about other matters that you should know before voting and investing. You should retain it for future reference. A statement of additional information dated August 29, 2008 (the “Statement of Additional Information”), relating to this Prospectus/Proxy Statement, contains more information about the proposed Reorganization, Prime Series and CCRF Prime (each a “Fund” and collectively the “Funds), and has been filed with the U.S. Securities and Exchange Commission (the “SEC”), and is incorporated herein by reference.

The Prospectus of SNAP Fund dated October 31, 2007, as amended to date (the “SNAP Fund Prospectus”), the semi-annual report of SNAP Fund for the period ended December 31, 2007 and the annual report of SNAP Fund for the period ended June 30, 2007 are enclosed with and are considered a part of this Prospectus/Proxy Statement, and are intended to provide you with information about Prime Series.

You can request a free copy of the Statement of Additional Information, the SNAP Fund Prospectus, or the annual report to shareholders of SNAP Fund for the fiscal year ended June 30, 2008, when available, by calling 800-570-7627, or by writing to the CCRF at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101.

Like all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

PROSPECTUS/PROXY STATEMENT

TABLE OF CONTENTS

Proposal: To Approve an Agreement and Plan of Reorganization	1

Summary	2
What is the purpose of the Proposal?	2
How will the Reorganization be effected?	2
How do the investment objectives, strategies, and policies of CCRF Prime and Prime Series compare?	2
How does a Virginia business trust compare to a Virginia corporation?	3
What are the general tax consequences of the Reorganization?	3
Who manages the Funds?	3
What are the fees and expenses of each Fund and what might they be after the Reorganization?	4
How do the performance records of the Funds compare?	6
Where can I find more financial information about the Funds?	8
How do the purchase and redemption procedures of the Funds compare?	8
What are other key features of the Funds?	9

Comparison of Principal Risks Factors	10

Information About the Reorganization and the Plan	11
How will the Reorganization be carried out?	11
Who will pay the expenses of the Reorganization?	11
What are the tax consequences of the Reorganization?	11
What should I know about shares of Prime Series?	12
What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization?	12

Reasons for the Reorganization	13

Comparison of Investment Objectives, Strategies, Policies, and Risk	14
Are there any significant differences between the investment objectives of CCRF Prime and Prime Series?	15
Are there any significant differences between the investment strategies and policies of CCRF Prime and Prime Series?	15
How do the fundamental investment restrictions of the Funds differ?	15

More Information About the Funds	15

Voting Information	17
How will solicitations be made?	17
How will shareholder voting be handled?	17
What vote is necessary to approve the Plan?	17
How do I ensure my vote is accurately recorded?	17

May I revoke my proxy?	18
What other matters will be voted upon at the Meeting?	18
Who is entitled to vote?	18
Who will pay the expenses of soliciting proxies?	18
How do I submit a shareholder proposal?	18

Principal Holders of Shares	19

EXHIBITS

Exhibit A – Form of Agreement and Plan of Reorganization
Exhibit B – Principal Holders of Shares as of August 15, 2008
Exhibit C – Proxy Voting Card

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Shareholders of CCRF Prime are being asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) that will have the effect of reorganizing CCRF Prime into SNAP Fund, another investment portfolio of CCRF, (the “Reorganization”). The Reorganization has been proposed because it is anticipated that shareholders of CCRF Prime will benefit from lower overall expenses and cost efficiencies resulting from the combination of CCRF Prime with SNAP Fund.

PFM Funds is currently a Virginia corporation known as Commonwealth Cash Reserve Fund, Inc. ("CCRF"). It was organized on December 8, 1986. CCRF is currently comprised of three separate investment portfolios: SNAP® Fund, CCRF Prime Portfolio and CCRF Federal Portfolio, which commenced operations on September 17, 2004, December 8, 1986 and May 19, 2003, respectively. As of August 15, 2008, the net assets of SNAP® Fund, CCRF Prime Portfolio and CCRF Federal Portfolio were, respectively, $3,603,183,537.96, $501,470,878.81 and $13,123,658.32.

Prior to consummation of the Reorganization, and subject to the approval of CCRF shareholders, it is expected that CCRF will convert to a Virginia business trust and change its name to PFM Funds (the “Conversion”). In connection with the Conversion, the name of SNAP Fund would be changed to Prime Series. You have been sent a separate proxy statement with information about the Conversion which solicits your proxy to be voted on that matter. Also prior to the consummation of the Reorganization, shareholders of Cadre Institutional Investors Trust ("CIIT"), another money market fund managed by PFM, will be voting on a proposal to reorganize CIIT into PFM Funds (the "CIIT Reorganization"). As part of the CIIT Reorganization, SNAP Fund will be acquiring the assets of Cadre Liquid Asset Fund – Money Market Series and Cadre Reserve Fund - Money Market Series, two of the series of CIIT. If either the Conversion or the CIIT Reorganization is not effected, the Reorganization will not be consummated.

At a special meeting of the Board of Directors (the “Board”) of CCRF held on July 3, 2008, the Board, including all of the Directors who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of CCRF (the “Independent Directors”), approved the Plan substantially in the form attached to this Prospectus/Proxy Statement as Exhibit A, which qualifies in its entirety the following discussion. The Board has determined that the Reorganization is in the best interests of the shareholders of CCRF Prime.

More specifically, the Plan provides for the acquisition of substantially all of the assets and liabilities of CCRF Prime by Prime Series in exchange for Institutional Class and IllinoisPrime Class shares of Prime Series. Under the Plan, the shares of Prime Series received by CCRF Prime will be distributed pro-rata to shareholders of CCRF Prime in liquidation of the interests of shareholders in CCRF Prime, and upon such distribution, CCRF Prime will be terminated. If the shareholders of CCRF Prime approve the Plan and the Reorganization is consummated, each shareholder of CCRF Prime will receive shares of Prime Series having a total net asset value equal to the total net asset value of the shareholder’s investment in CCRF Prime. Shareholders of CCRF Prime that own Institutional Class shares of CCRF Prime will receive Institutional Class shares of Prime Series, and shareholders of CCRF Prime that own IllinoisPrime Class shares of CCRF Prime will receive IllinoisPrime Class shares of Prime Series, in the transaction.

SUMMARY

This is only a summary of certain information contained in the Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), and the Fund Prospectus and SNAP Fund semi-annual report and SNAP Fund annual report, which are included with this Prospectus/Proxy Statement.

What is the purpose of the Proposal?

The Reorganization is intended to combine CCRF Prime with Prime Series. Like CCRF Prime, Prime Series is managed by PFM. It is expected that the Reorganization will achieve certain efficiencies and cost savings that are anticipated to result from consolidation of the Funds. Additionally, the size of Prime Series following the Reorganization may also make it more attractive to potential new investors. If consummated, the CIIT Reorganization should further increase the assets of Prime Series.

How will the Reorganization be effected?

The Board has approved the Plan and recommends that shareholders of CCRF Prime vote to approve the Plan. (The Plan is not subject to approval of shareholders of SNAP Fund.) If shareholders of CCRF Prime approve the Plan, substantially all of CCRF Prime’s assets will be transferred to Prime Series in exchange for shares of the Institutional Class and IllinoisPrime Class of Prime Series equal in value to the assets of CCRF Prime that are transferred to Prime Series. The Institutional Class and IllinoisPrime Class shares of Prime Series will then be distributed pro-rata to CCRF Prime’s shareholders and CCRF Prime will be terminated.

If the Reorganization is approved and consummated, you will cease to be a shareholder of CCRF Prime and will become a shareholder of Prime Series. This exchange will occur on a date determined by the Board (the “Closing Date”), which is expected to be September 29, 2008.

For the reasons set forth below under “Reasons for the Reorganization,” the Board has concluded that the Reorganization is in the best interests of CCRF Prime and Prime Series. The Board has also concluded that no dilution in value would result to the shareholders of CCRF Prime and Prime Series as a result of the Reorganization.

How do the investment objectives, strategies and policies of CCRF Prime and Prime Series compare?

Like CCRF Prime, Prime Series is a money market mutual fund that is a separate investment portfolio of CCRF and is managed by PFM.

The investment objectives of CCRF Prime and Prime Series are the same. Each Fund's objective is to provide its shareholders with current income as high as is consistent with stability, safety of principal and liquidity. The investment policies of CCRF Prime and Prime Series are substantially the same, as each was written to adhere to the investment restrictions applicable to governmental entities in the Commonwealth of Virginia. CCRF Prime and Prime Series are both rated AAAm by Standard and Poor’s, and it is Prime Series intention to retain this rating following the Reorganization. Additionally, CCRF Prime and Prime Series invest in substantially the same types of securities.

For further information about the investment objectives and policies of the Funds, see “Comparison of Investment Objectives, Strategies, Policies and Risks” below.

How does a Virginia business trust compare to a Virginia corporation?

PFM Funds is a corporation under the laws of the Commonwealth of Virginia. However, pursuant to the Conversion, and prior to the Reorganization, it is expected that PFM Funds will become a business trust organized under the laws of the Commonwealth of Virginia, if the Conversion is approved by CCRF shareholders. The Conversion was proposed because, as a business trust, PFM Funds would have greater flexibility in various matters relating to its governance, organization and operation, and will achieve certain cost savings. The business trust form a very common form of organization for mutual funds, including money market funds like PFM Funds. Most importantly, and similar to Virginia corporations, shareholders and trustees of a Virginia business trust have no personal liability for the debts of the trust. You have also received a separate proxy statement relating to the Conversion that contains detailed information concerning the Conversion and solicits your proxy to vote your shares on that proposal.

What are the general tax consequences of the Reorganization?

It is expected that shareholders of CCRF Prime will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in CCRF Prime for shares of the Institutional Class or IllinoisPrime Class of Prime Series pursuant to the Reorganization. You should, however, consult your tax adviser regarding the effect, if any, the Reorganization may have on you in light of your individual circumstances. See “Information About the Reorganization – What are the tax consequences of the Reorganization?”

Who manages the Funds?

The management of the business and affairs of each Fund is the responsibility of the Board. The Board selects officers who are responsible for the day-to-day operations of CCRF and the Funds.

PFM manages the assets of each Fund and makes each Fund’s investment decisions. PFM’s principal offices are located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101-2044. PFM is registered as an investment adviser under the Investment Advisers Act of 1940, and is under common ownership with Public Financial Management, Inc., a financial advisory firm. In the aggregate, PFM and Public Financial Management, Inc. have acted as financial advisers or investment advisers to more than 8,000 cities, townships, boroughs, counties, school districts and authorities in 35 states. PFM had more than $32 billion in discretionary funds under management as of March 31, 2008. Together, these companies provide their clients with financial, investment advisory, and cash management services.

A discussion of the basis for the Board’s approval of each Fund’s respective investment advisory arrangements is available in each Fund’s annual report to shareholders for the fiscal year ended June 30, 2007 (and is expected to be included in the Funds’ annual reports for the fiscal year ended June 30, 2008, when available).

In addition, the portfolio managers for CCRF Prime and Prime Series are the same individuals. There will be no management changes involved with the proposed Reorganization. As a result, the following individuals will continue to manage Prime Series after the completion of the Reorganization: Michael Varano has primary responsibility for making day-to-day investment decisions for Prime Series and CCRF Prime. In making investment decisions for the Funds, Mr. Varano regularly consults with Martin P. Margolis.

Martin P. Margolis, Managing Director, President and Chief Investment Officer of PFM: Mr. Margolis founded the investment management business now conducted by PFM in 1980. As manager of the investment advisory business, Mr. Margolis oversees the development and implementation of client investment policies; all credit research and the management of client portfolios. He is the President and Chief Compliance Officer of PFM and a Managing Director. Prior to his work in the investment advisory field, Mr. Margolis was Special Assistant to the Governor and Director of Program Development in the Pennsylvania Governor’s Office where he had broad responsibility for budgetary, fiscal and debt management activities. Mr. Margolis has a Bachelor’s Degree in History from the University of Pennsylvania, where he also completed course work for a Ph.D., and he was a Social Sciences Research Council Fellow at Harvard University.

Michael Varano, Managing Director and Senior Portfolio Manager of PFM: Mr. Varano has been employed by PFM and its predecessor organization, Financial Management Services, since March 1985 in active Investment Management. He is responsible for the trading and management of fixed income portfolios totaling over $15 billion. During his tenure at PFM, he has actively managed over 200 individual bond proceeds investment portfolios, most involving arbitrage rebate compliance. Mr. Varano currently manages eleven local government investment pool programs and two money market funds. Mr. Varano holds a Bachelor’s Degree in Accounting - Business Administration from Bloomsburg University.

What are the fees and expenses of each Fund and what might they be after the Reorganization?

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. There are no sales charges (loads) for either of the Funds and the operating expenses shown are based on expenses incurred during the Funds’ fiscal year ended June 30, 2007, restated to reflect contractual expense changes that will be implemented at the time of the Reorganization. The expense information below is also shown on a pro forma (estimated) basis assuming that the Reorganization is approved by shareholders of CCRF Prime and consummated, and assuming that the CIIT Reorganization is also consummated.

	Actual		Pro-forma
	CCRF Prime - Institutional Class	Prime Series - Institutional Class[1]	Prime Series - Institutional Class,
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) (As A Percentage Of Average Net Assets)
Investment Advisory Fees	0.12%	0.06%	0.06%
Distribution (12b-1) Fees (1)	0.00%	0.00%	0.00%
Other Expenses:
Administrative Fees	0.05%	0.01%	0.01%
Transfer Agent Fees	0.00%	0.09%	0.09%
Other Operating Expenses	0.04%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.21%	0.17%	0.17%

	Actual		Pro-forma
	CCRF Prime - IllinoisPrime Class	Prime Series - IllinoisPrime Class[1]	Prime Series - IllinoisPrime Class
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) (As A Percentage Of Average Net Assets)
Investment Advisory Fees	0.12%	0.06%	0.06%
Distribution (12b-1) Fees (1)	0.00%	0.00%	0.00%
Other Expenses:
Administrative Fees	0.05%	0.01%	0.01%
Transfer Agent Fees	0.05%	0.14%	0.14%
Other Operating Expenses	0.09%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.31%	0.22%	0.22%

(1) Expenses associated with the distribution of shares of the Institutional Class and IllinoisPrime Class will include any expenses incurred pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that will be in effect after the Reorganization. Under the 12b-1 Plan, distribution related expenses paid by each of the Institutional Class and IllinoisPrime Class may not exceed 0.25% of the average daily net assets attributable to the class. Under the distribution agreement between PFM Funds and PFM Fund Distributors, Inc. (the “Distributor”) (the “Distribution Agreement”), the Distributor is required to bear all of the costs associated with distribution of shares of CCRF Prime and Prime Series, including the incremental costs of printing and mailing prospectuses, annual reports and other periodic reports for distribution to prospective investors and the costs of printing, distributing and publishing sales literature and advertising materials, except for certain expenses under the 12b-1 Plan which are approved by the Board. Currently, no expenses have been approved by the Board for payment under the 12b-1 Plan, and there is no intention to utilize the 12b-1 Plan in the next twelve months. Thus, no amounts are shown as payable by the Institutional Class or IllinoisPrime Class shares of CCRF Prime pursuant to the 12b-1 Plan.

1  Institutional Class shares of Prime Series will first be issued in connection with the Reorganization. Fees shown in the table reflect the fees of Prime Series (now known as SNAP® Fund) as they will be in effect at the time of the Reorganization.
2  IllinoisPrime Class shares Prime Series will first be issued in connection with the Reorganization. Fees shown in the table reflect the fees of Prime Series (now known as SNAP® Fund) as they will be in effect at the time of the Reorganization.

Examples

These examples are intended to help you compare, both before and after the Reorganization, the costs of investing in (1) the Institutional Class of Prime Series with the cost of investing in the Institutional Class of CCRF Prime; and (2) the costs of investing in the IllinoisPrime Class of Prime Series with the costs of investing in the IllinoisPrime Class of CCRF Prime. You can also use these examples to compare the costs of these Funds with the costs of other mutual funds with similar investment objectives. These Examples assume that you invest $10,000 for the time periods indicated and redeem all your shares at the end of those periods. They also assume that your investment has a 5% return each year and that each Fund’s operating expenses are as set forth in the preceding table. Although actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Class	1 Year	3 Years	5 Years	10 Years
CCRF Prime - Institutional Class	$22	$68	$118	$268
Prime Series - Institutional Class	$17	$55	$96	$217
Prime Series - Institutional Class (Pro Forma)	$17	$55	$96	$217

Fund/Class	1 Year	3 Years	5 Years	10 Years
CCRF Prime - IllinoisPrime Class	$32	$100	$174	$394
Prime Series - IllinoisPrime Class	$23	$71	$124	$281
Prime Series - IllinoisPrime Class (Pro Forma)	$23	$71	$124	$281

These are examples only and do not represent future expenses, which may be greater or less than those shown above.

How do the performance records of the Funds compare?

As described under the section “Reasons for the Reorganization,” the Board considered a number of factors when reviewing the Plan and considering the proposed Reorganization. The information provided below gives some indication of the risks of an investment in the Funds by showing how the Funds’ performance has varied from year to year and by comparing the Funds’ performance with a broad measure of market performance. Please keep in mind that a Fund’s past performance does not represent how it will perform in the future.

The following bar chart shows the changes in the performance of SNAP Fund from year to year for the past ten years.  Prior to September 17, 2004, SNAP Fund was a series of Evergreen Select Money Market Trust (the “Evergreen Trust”) and was managed by Evergreen Investment Management Company, which is not affiliated with PFM. The information below for SNAP Fund reflects the performance of SNAP Fund as a series of the Evergreen Trust for the periods prior to September 17, 2004.

SNAP Fund

The following bar chart shows the changes in the performance of the Institutional Class of CCRF Prime from year to year for the past ten years:

CCRF Prime – Institutional Class

Note: Results in the preceding bar charts are shown on a calendar year basis, though the Funds’ fiscal year end is June 30.

	High Quarter		Low Quarter		Year-to-Date through June 30, 2008 (not annualized)
SNAP Fund	3rd Qtr 2000	1.66%	3rd Qtr 2003	0.26%	1.79%
CCRF Prime Portfolio - Institutional Class	4th Qtr 2000	1.64%	2nd Qtr 2004	0.24%	1.71%

Average Annual Total Return (as of calendar year December 31, 2007)
Fund Name / Class	Past One Year	Past Five Years	Past Ten Years
SNAP Fund	5.36%	3.19%	3.93%
CCRF Prime Portfolio - Institutional Class	5.25%	3.14%	3.87%

The IllinoisPrime Class of CCRF Prime commenced operations March 19, 2007. Since shares of the IllinoisPrime Class of CCRF Prime were not issued for the full calendar year ended December 31, 2007 the performance of the IllinoisPrime Class is not shown. Performance for the IllinoisPrime Class of CCRF Prime would have differed from the Institutional Class of CCRF Prime due to differences in expenses.

For the current seven-day yield of the Funds, call 1-800-338-3383.

Where can I find more financial information about the Funds?

Each Fund’s annual report contains a discussion of each Fund’s performance during the past fiscal year and show per share information for each of the past five fiscal years, as applicable. The CCRF Prime annual report and semi-annual report are included with the Statement of Additional Information to this Prospectus/Proxy Statement. The SNAP Fund annual report and semi-annual report accompany this Prospectus/Proxy Statement. These documents are also available upon request. (See “More Information About the Funds” below.) The Prospectus of SNAP Fund (to be renamed Prime Series) also contains further information, including financial information, about Prime Series, accompanies this Prospectus/Proxy Statement and is available upon request. As previously noted, an amended registration statement of CCRF, containing new prospectuses for Prime Series that reflect the conversion of CCRF into a Virginia business trust and related changes in the names of CCRF (to PFM Funds) and SNAP Fund (to Prime Series), has been filed with the SEC and is not yet effective. These new prospectuses also contain information regarding the classes of shares of Prime Series and the fees and expenses of Prime Series that differs in certain respects from the currently existing fees and expenses of SNAP Fund. However, the fees of Prime Series as they will be in effect at the time of Reorganization, and the anticipated expenses of Prime Series (and its Institutional Class and IllinoisPrime Class of shares) are described in this Prospectus/Proxy Statement. It is expected that the amended registration statement will become effective on or about September 29, 2008.

How do the purchase and redemption procedures of the Funds compare?

The share purchase procedures of the Funds are substantially identical. The purchase of shares of each of the Funds may be made by calling the Funds’ transfer agent, by mailing a check or by initiating a transaction through the Funds’ online access systems. Purchases can also be made by Federal Funds wire for all Funds. Following the Reorganization, purchases of Institutional Class shares of Prime Series may also be made via Automated Clearing House (ACH) transfers.

The Institutional Class of CCRF Prime currently requires a $10 million minimum initial investment and $10 million ongoing account balance, but such requirements are waived for shareholders that participate in certain programs offered by PFM. Following the Reorganization, the minimum initial investment and minimum ongoing account balance for the Institutional Class of Prime Series will be reduced to $1 million and $1 million, respectively.

The share redemption procedures of the Funds are substantially identical. The redemption of shares of each of the Funds may be made by calling the Funds’ transfer agent, or by initiating a transaction through the Funds’ online access systems. In addition, shares may be redeemed by redemption check for each of the Funds. Following the Reorganization, redemptions of Institutional Class shares of Prime Series may also be made via Automated Clearing House (ACH) transfers.

CCRF Prime and Prime Series each currently compute the net asset values of its shares at 12:00 p.m. Eastern Time, and orders to purchase and redeem shares must be received prior to that time to be effected on the day they are received. Effective upon the Reorganization, Prime Series will compute the net asset values of its shares at 2:00 p.m. Eastern Time. Orders to purchase and redeem shares received prior to that time will be effected on the day they are received. Each of the Funds uses the amortized cost method of valuing its portfolio securities and seeks to maintain a stable net asset value of $1.00 per share. Of course, no assurance can be given that the Funds will be able to maintain $1.00 share values, and you may lose money by investing in the Funds.

Dividends from net investment income and net realized gains on investments for each Fund are declared daily and reinvested in each shareholder’s account by the purchase of additional shares on the last day of each month unless specific instructions are received to pay dividends in cash. This procedure will remain in place following the Reorganization.

What are other key features of the Funds?

As noted above, PFM is the investment adviser of each of CCRF Prime and Prime Series, pursuant to separate investment advisory agreements.

For the investment advisory services provided to Prime Series, PFM is currently paid a fee calculated at annual rates of .08% of the average daily net assets of the Fund up to $1 billion, and .06% on such assets in excess of $1 billion. In conjunction with the Reorganization, CCRF and PFM have agreed to reduce PFM’s fees for investment advisory services provided to Prime Series and such fees will be calculated at annual rates of .07% of the average daily net assets of the Fund up to $1 billion, .05% of the average daily net assets of the Fund on the next $2 billion and .04% on such assets in excess of $3 billion. At a meeting held on July 3, 2008, the Board approved the terms of an amended investment advisory agreement reflecting this fee reduction.

For the investment advisory services provided to CCRF Prime, PFM is paid a fee calculated at annual rates of .12% of the average daily net assets of the Fund up to $200 million, .10% on the next $200 million, .09% on the next $200 million and .08% on such assets in excess of $600 million.

Pursuant to separate underwriting agreements relating to the Funds, PFM Fund Distributors, Inc. (the “Distributor”), One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, serves as the distributor for both CCRF Prime and Prime Series. The Distributor is a wholly-owned subsidiary of PFM and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not compensated by the Funds for the distribution services it provides.

Expenses associated with the distribution of shares of the Institutional Class and IllinoisPrime Class will include any expenses incurred under a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") adopted with respect to the Institutional Class and IllinoisPrime Class that will be in effect with respect to those classes of shares of Prime Series after the Reorganization. The 12b-1 Plan is the same in all material respects as the distribution plan currently applicable to the Institutional Class shares and the IllinoisPrime Class shares of CCRF Prime. Under the 12b-1 Plan, distribution related expenses paid by the Institutional Class and the IllinoisPrime Class may not exceed 0.25% of the average daily net assets of the Fund attributable to the class. Under the Distribution Agreement, the Distributor will be required to bear all of the costs associated with distribution of shares of Prime Series, including the incremental costs of printing and mailing prospectuses, annual reports and other periodic reports for distribution to prospective investors and the costs of printing, distributing and publishing sales literature and advertising materials, except for certain expenses under the 12b-1 Plan which are approved by the Board. Currently, no expenses have been approved for payment under the 12b-1 Plan, and there is no intention to utilize the 12b-1 Plan in the next twelve months.

COMPARISON OF PRINCIPAL RISKS FACTORS

As with most investments, investments in the Funds involve certain risk. One of these risks is related to interest rates - the chance that falling short-term interest rates will cause a Fund’s income to decline. A weak economy could cause a decline in short-term interest rates. A decline in short-term interest rates may reduce the yield of a Fund and the return on an investment in its shares. A second risk is “management risk” - the possibility that securities in which a Fund invests will cause the Fund to underperform other money market funds. The Funds are also subject to “credit risk” - the risk that the issuer of a security held by a Fund will fail to pay interest and principal in a timely manner. The Funds invest only in high quality obligations. However, if an issuer fails to pay interest or to repay principal, the investment will be adversely affected and the net asset value per share could decline. Net asset value per share may also be adversely affected by a substantial increase in short-term interest rates. Finally, one or more substantial redemptions of a Fund’s shares by a major shareholder within a short period of time could require PFM to liquidate positions held by that Fund more rapidly than would otherwise be desirable, which could adversely affect that Fund’s return.

Investments in the Funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek stable net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.

INFORMATION ABOUT THE REORGANIZATION AND THE PLAN

This is only a summary of the Plan. For more detailed information, you should read the Plan, which is attached as Exhibit A to this Prospectus/Proxy Statement and is incorporated herein by reference.

How will the Reorganization be carried out?

If the shareholders of CCRF Prime approve the Plan, the Reorganization will take place after the parties to the Plan satisfy various conditions. To effect the Reorganization, CCRF Prime will deliver to Prime Series substantially all of its assets on the closing date of the Reorganization. On the closing date, Prime Series will assume the stated liabilities of CCRF Prime, as reflected in financial statements provided by CCRF Prime. In exchange, Prime Series will issue shares equal to the net assets of CCRF Prime, which shares will be distributed by CCRF Prime pro-rata to its shareholders. Each shareholder of CCRF Prime will receive shares of Prime Series having an aggregate value at the time the Reorganization is consummated that is the same as the value of their holding of shares of CCRF Prime, and will receive shares of the Institutional Class or IllinoisPrime Class of Prime Series, depending on which class of shares of CCRF Prime are held by the shareholder. The value of the assets to be delivered to Prime Series shall be the value of such assets computed as of 2:00 p.m., Eastern time, on the business day prior to the closing date, after the payment of dividends, using the valuation procedures of Prime Series or such other valuation procedures as may be mutually agreed upon by the parties. Upon the closing of the transactions, CCRF Prime will be terminated

Who will pay the expenses of the Reorganization?

CCRF Prime and Prime Series will each bear its own expenses relating to the Reorganization, excluding the cost of printing and mailing proxies (which will be borne by PFM), which in the case of CCRF Prime are estimated to be 0.005% of net assets of CCRF Prime. However, as a consequence of a voluntary expense waiver relating to CCRF Prime that is now in effect, it is expected that PFM will bear all of CCRF Prime's expenses relating to the Reorganization. It is expected, but cannot be assured, that CCRF Prime shareholders will realize ongoing cost savings as a result of the Reorganization. On an ongoing basis, PFM will receive lower aggregate gross investment advisory, administration and transfer agent fees under the fee structure of Prime Series as in effect commencing upon the Reorganization. However, PFM will also realize certain internal cost savings as a result of the Reorganization, primarily as a result of decreased portfolio management, fund administration, accounting and related activities because of the consolidation of the operations of CCRF Prime and SNAP Fund and the consolidation associated with the CIIT Reorganization.

What are the tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Based on certain assumptions made and representation to be made on behalf of CCRF Prime and Prime Series, it is expected that Schulte Roth & Zabel LLP, counsel for CCRF, will provide a legal opinion that, for federal income tax purposes: (1) shareholders of CCRF Prime will not recognize any gain or loss as a result of the exchange of their shares of CCRF Prime for shares of Prime Series; and (2) Prime Series and its shareholders will not recognize any gain or loss upon receipt of the CCRF Prime assets.

Capital losses of the Funds can generally be carried forward to each of the eight (8) years succeeding the loss year to offset future capital gains of the Funds. As of the fiscal year ended June 30, 2007, SNAP Fund and CCRF Prime had no capital loss carryforwards.

After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for their shares for Federal income tax purposes. Shareholders should consult their tax adviser regarding the effect, if any, of the Reorganization in light of their individual circumstances, and about the state and local tax consequences, if any, of the Reorganization. The discussion in this Prospectus/Proxy Statement only relates to the Federal income tax consequences.

What should CCRF Prime shareholders know about shares of Prime Series?

If the Reorganization is approved by shareholders of CCRF Prime and consummated, full and fractional shares of the respective classes of Prime Series will be distributed to shareholders of CCRF Prime in accordance with the procedures described above. When issued, each share will be validly issued and fully paid and non-assessable. The shares of the respective classes of Prime Series will be recorded in each shareholder’s account. Prime Series will then send a confirmation to each shareholder.

Prime Series shares to be issued in the Reorganization have substantially the same rights and privileges as your CCRF Prime shares. For example, all shares of the same class and series have the same voting rights. Upon CCRF's conversion into a Virginia business trust, the voting rights of shares will be proportional, based on the net asset value of shares. CCRF does not routinely hold annual meetings of shareholders, but may hold special meetings for matters requiring shareholder approval. As is the case with respect to CCRF Prime, Prime Series imposes no sales charges (loads) in connection with purchases of its shares. In addition, no redemption fees are imposed by Prime Series.

What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization?

The following table sets forth, as of June 30, 2008, the separate capitalizations of Prime Series and CCRF Prime, and the estimated capitalization of Prime Series relating to Institutional Class and IllinoisPrime Class shares as adjusted to give effect to the Reorganization. The capitalization of Prime Series is likely to be different when the Reorganization is actually consummated.

(unaudited)	CCRF Prime - Institutional Class	Prime Series - Institutional Class	Pro-forma Adjustments to Capitalization(1)	Prime Series - Institutional Class, after Reorganization (estimated)
Net assets	$500,517,648	$0	$0	$500,517,648
Shares outstanding	500,517,648	0	0	500,517,648
Net asset value per share	$1.00	$1.00		$1.00

(unaudited)	CCRF Prime - IllinoisPrime Class	Prime Series - IllinoisPrime Class	Pro-forma Adjustments to Capitalization(1)	Prime Series - IllinoisPrime Class, after Reorganization (estimated)
Net assets	$7,593,499	$0	$0	$7,593,499
Shares outstanding	7,593,499	0	0	7,593,499
Net asset value per share	$1.00	$1.00		$1.00

(1)	Since the estimated costs of the Reorganization incurred by each class will be borne by PFM, there are no pro-forma adjustments to capitalization.

REASONS FOR THE REORGANIZATION

The Reorganization has been proposed because it is anticipated that shareholders of CCRF Prime will benefit from lower overall expenses and cost efficiencies resulting from the combination of CCRF Prime with Prime Series.

Based on the considerations described below, the Board, including all of the Independent Directors have determined that the Reorganization is in the best interests of CCRF Prime and Prime Series. The Board also determined that the interests of CCRF Prime's and Prime Series’ existing shareholders would not be diluted as a result of the Reorganization.

At meetings of the Board held on April 29, 2008 and July 3, 2008, PFM presented and the Board considered information relating to the proposed combination of CCRF Prime with Prime Series, including detailed information relating to the potential benefits of the Reorganization and its costs. The Independent Directors reviewed and discussed this information with the assistance of independent legal counsel, and considered various matters relating to Prime Series and the Reorganization. The Board considered, among other things, the anticipated costs of the Reorganization and how such costs would be borne; the anticipated fees and expenses of Prime Series, the ongoing annual operating expenses of CCRF Prime and the projected annual operating costs of Prime Series, assuming consummation of the Reorganization and consummation of a combination of other funds managed by PFM with Prime Series; the compatibility of the investment portfolios of the Funds and of their respective investment objectives and policies; the anticipated tax consequences and implications of the Reorganization; the relative investment performance of the Funds; the nature, scope and quality of investment advisory services provided by PFM to Prime Series and of other servicing arrangements for Prime Series; alternatives to the Reorganization; and the anticipated benefits of the Reorganization to PFM.

The Board noted that the investment objective and policies of CCRF Prime are substantially the same as those of Prime Series and that CCRF Prime has historically been managed in substantially the same manner (and has substantially similar holdings) as the portfolio of Prime Series.

With respect to performance, the materials provided to the Board showed that the investment performance of Prime Series exceeded the performance of CCRF Prime on a gross basis (before fees) for the trailing one-year and three-year periods ended March 31, 2008 and that the investment performance of Prime Series for these periods on a net basis was also superior (although that can be attributed to lower fees paid by Prime Series to PFM as compared to those of CCRF Prime).

The Board also considered the fees and expense ratios of the Funds and the anticipated effect of certain proposed fee reductions that PFM was offering to implement for Prime Series, and reviewed existing contractual fee waivers and proposed voluntary fee waivers for Prime Series and their anticipated impact on expense ratios. In this regard, the Board observed that there were potential benefits to CCRF Prime and its shareholders that may be achieved as a result of the Reorganization and the resulting larger asset base of Prime Series, although there can be no assurance that the operational savings will be realized. The Board also believed it important that the contractual fees of Prime Series would, in the aggregate, be lower than those of CCRF Prime, and that PFM would, as a result of existing fee waivers, bear a meaningful portion of CCRF Prime's costs associated with the Reorganization.

Based on the foregoing, and its consideration of all relevant factors, the Board, including all of the Independent Directors, approved the Plan. In doing so, the Board determined that the Reorganization is in the best interests of CCRF Prime and Prime Series and that no dilution of value would result to their shareholders from the Reorganization.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

If the shareholders of CCRF Prime do not approve the Plan, the Reorganization will not be consummated, and the Board may consider other possible courses of action for CCRF Prime, which may include liquidation of CCRF Prime.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, AND RISK

This section describes the investment objectives, principal investment strategies and the key investment policies of the Funds, and certain noteworthy differences between such objectives, strategies and policies, as well as the risks associated with such objectives, strategies and policies. For a complete description of the Funds' investment strategies, policies and risks, you should read the Funds’ Prospectuses, which are included with this Prospectus/Proxy Statement.

Are there any significant differences between the investment objectives of CCRF Prime and Prime Series?

CCRF Prime and Prime Series are each money market mutual funds managed by PFM. The investment objectives of CCRF Prime and Prime Series are the same. Each Fund's objective is to provide its shareholders with current income as high as is consistent with stability, safety of principal and liquidity.

Are there any significant differences between the investment strategies and policies of CCRF Prime and Prime Series?

The investment strategies and policies of CCRF Prime are substantially the same as those of Prime Series, as each was written to adhere to the investment restrictions applicable to governmental entities in the Commonwealth of Virginia. CCRF Prime and Prime Series are both rated AAAm by Standard and Poor’s, and it is Prime Series intention to retain this rating following the Reorganization. Additionally, CCRF Prime and Prime Series invest in substantially the same types of securities.

How do the fundamental investment restrictions of the Funds differ?

There are no differences in the fundamental investment restrictions adopted by the Funds. A Fund may not change any of its fundamental investment restrictions without the vote of the holders of a majority of its outstanding voting securities. The Funds’ fundamental investment restrictions are listed in the Statements of Additional Information dated October 31, 2007 to the Funds’ Prospectuses, which are incorporated by reference in the Statement of Additional Information to this Prospectus/Proxy Statement and are available upon request.

MORE INFORMATION ABOUT THE FUNDS

Administration and Transfer Agency Services. PFM acts as administrator and transfer agent for each Fund. For administrative services provided to CCRF Prime, PFM is currently paid fees calculated at the annual rate of 05% of the average daily net assets of the Fund. PFM is not currently compensated for the administrative services it provides to SNAP Fund. Effective upon consummation of the Reorganization, Prime Series will pay PFM an administration fee for administration services calculated at an annual rate of .01% of the average daily net assets.

PFM is not currently compensated for the transfer agency services it provides to the Institutional Class of shares of CCRF Prime or for the transfer agency services it provides to SNAP Fund. For its transfer agency services provided to the IllinoisPrime Class of shares of CCRF Prime, PFM is currently paid a transfer agency fee calculated at the annual rate of 0.05% of the average daily net assets of CCRF Prime attributable to the IllinoisPrime Class of shares of CCRF Prime. Effective upon consummation of the Reorganization, PFM will be paid fees for transfer agent services that with respect to the Institutional Class and the IllinoisPrime Class of Prime Series will be computed at the following annual rates:

Class	% of Average Daily Net Assets
Institutional Class	0.09%
IllinoisPrime Class	0.14%

Voluntary fee waivers and expense reimbursements may be provided by PFM on a voluntary basis from time to time. For a period of at least one year from the effective date of this Prospectus/Proxy Statement, PFM expects to make voluntary fee waivers of its transfer agent fees in order to maintain overall net expense ratios of 0.17% and 0.20% for the Institutional Class and IllinoisPrime Class shares of Prime Series, respectively.

Custodial Services. U.S. Bank, N.A. (“U.S. Bank”) is the custodian of the securities of the Funds.

Additional Information. More information about Prime Series is included in: (1) SNAP Fund’s Prospectus, which is included with and considered a part of this Prospectus/Proxy Statement; (2) SNAP Fund’s Statement of Additional Information dated October 31, 2007, as amended to date, related to SNAP Fund’s Prospectus; (3) the Statement of Additional Information dated August 29, 2008 (relating to this Prospectus/Proxy Statement), which is incorporated by reference herein; (4) SNAP Fund's annual report to shareholders for the fiscal year ended June 30, 2007, which is included with and considered a part of this Prospectus/Proxy Statement and for the fiscal year ended June 30, 2008, when available (the “Annual Reports”); and (5) the SNAP Fund Semi-Annual Report, which is included with and considered a part of this Prospectus/Proxy Statement. You may request free copies of the Statements of Additional Information (including any supplements), the Annual Reports, and SNAP Fund Semi-Annual Report, which have been (or will be) filed with the SEC, by calling 800-338-3383, or by writing to PFM at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101.

This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by CCRF with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to Prime Series and the shares it offers. Statements contained herein describing the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s web site at www.sec.gov. To request information regarding the Funds, you may also send an email to the SEC at publicinfo@sec.gov.

VOTING INFORMATION

How will solicitations be made?

This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be borne as set forth below. In addition to the solicitation of proxies by mail, officers and employees of PFM and its affiliates may, without special compensation, solicit proxies by means of telephone, facsimile transmission or other electronic media, or personal contacts.

How will shareholder voting be handled?

Only shareholders of record of CCRF Prime at the close of business on August 15, 2008 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Prospectus/Proxy Statement. Each such shareholder of CCRF Prime will be entitled to cast one vote for each full and fractional share of CCRF Prime owned by the shareholder. In order to conduct business at the Meeting, a quorum must be present. A “quorum” means one-third (33 1/3%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting. If a quorum is not present, or if sufficient votes to approve the Proposal (or any other proposal to be acted upon at the Meeting) are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. A majority of the votes cast by shareholders of the CCRF Funds present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion.

Proxies returned with instructions to withhold authority to vote, abstentions (proxies marked to indicate the shareholder is abstaining from voting on a particular matter) and broker “non-votes” (meaning a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter, and will have the same effect as a vote “against” the Proposal

What vote is necessary to approve the Plan?

The Reorganization must be approved by the affirmative vote of a majority of the voting shares of CCRF Prime entitled to vote.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person. You may also vote by completing, signing and returning the enclosed proxy card in the enclosed postage-paid envelope. If you return your signed proxy card, your vote will be cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card, but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

May I revoke my proxy?

Shareholders may revoke their proxy at any time before it is voted by sending a written notice to CCRF expressly revoking the proxy, by signing and forwarding to CCRF a later-dated proxy, or by attending the Meeting and voting in person.

What other matters will be voted upon at the Meeting?

In addition to the Reorganization, the proposals to convert CCRF to a Virginia business trust named PFM Funds and to elect trustees to the Board of Trustees of PFM Funds will also be voted upon at the Meeting. Shareholders have been sent a separate proxy statement describing these proposals in detail. Shareholders may vote with respect to these other proposals by using the proxy card enclosed with this Prospectus/Proxy Statement if they choose, or they may vote using the proxy card enclosed with the other proxy statement. The Board is not aware of any matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting. There were 501,470,878.81 outstanding shares of the CCRF Prime entitled to vote as of the Record Date.

Who will pay the expenses of soliciting proxies?

The costs of printing and postage to mail proxy statements, prospectuses and other reports to shareholders related to the Reorganization will be borne by PFM. PFM believes these costs will likely be less than $5,000.

How do I submit a shareholder proposal?

CCRF is not required to, and does not intend to, hold regular annual shareholders’ meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting should send his or her written proposal to CCRF, care of PFM, directed to the attention of its Assistant Secretary, at the principal office of PFM located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, so that it is received within a reasonable time before any such meeting. The inclusion and presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in CCRF’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES

Exhibit B sets forth those shareholders of record who owned more than 5% of the outstanding shares of CCRF Prime as of August 15, 2008.

EXHIBITS TO
PROSPECTUS/PROXY STATEMENT

Exhibit

A.	Form of Agreement and Plan of Reorganization by Commonwealth Cash Reserve Fund, Inc., on behalf of SNAP Fund (to be renamed Prime Series) and CCRF Prime.

B.	Principal Holders of Shares as of August 15, 2008

C.	Proxy Card

OTHER DOCUMENTS INCLUDED WITH
THIS PROSPECTUS/PROXY STATEMENT

▪	Prospectus of SNAP Fund (to be renamed Prime Series) dated October 31, 2007, as supplemented to date;
▪	Annual Report of SNAP Fund for the year ended June 30, 2007; and
▪	Semi-annual Report of SNAP Fund for the period ended December 31, 2007

An amended registration statement containing revised prospectuses for the Prime Series has been filed with the Securities and Exchange Commission but is not yet effective.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this 16th day of July, 2008, by Commonwealth Cash Reserve Fund, Inc., a Virginia corporation (“CCRF”), on behalf of its investment portfolio known as SNAP® Fund (“SNAP Fund”) and on behalf of its investment portfolio known as CCRF Prime Portfolio (“CCRF Prime,” and collectively with SNAP Fund, the “CCRF Funds,” and each, a “CCRF Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of CCRF Prime in exchange for shares of SNAP Fund; (ii) the assumption by SNAP Fund of the Stated Liabilities (as defined in paragraph 1.3) of CCRF Prime; (iii) the distribution, on the Closing Date (as defined in paragraph 3.1), of SNAP Fund shares to shareholders of CCRF Prime in complete liquidation of CCRF Prime, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, CCRF is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, each of the CCRF Funds is properly treated as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Board of Directors of CCRF (the “CCRF Board”) has determined that the Reorganization is in the best interests of each of SNAP Fund and CCRF Prime and that the interests of the existing shareholders of SNAP Fund and CCRF Prime will not be diluted as a result of the Reorganization; and

WHEREAS, prior to the Reorganization, CCRF will convert from a Virginia corporation to a Virginia business trust and will be known as “PFM Funds” and the existence of SNAP Fund will continue and be represented by the Prime Series, a separate series of shares of beneficial interest in such trust, and CCRF will have established multiple classes of shares of the Prime Series, including, among others, SNAP Fund Shares, Institutional Shares and IllinoisPrime Shares, such classes to have initially such features, characteristics and rights, and such differences in fees, as described in materials provided to the CCRF Board in connection with its meeting on July 3, 2008;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, CCRF covenants and agrees as follows on behalf of each of SNAP Fund and CCRF Prime:

ARTICLE I

TRANSFERS OF SUBSTANTIALLY ALL OF THE ASSETS OF CCRF PRIME IN
EXCHANGE FOR SHARES OF SNAP FUND AND THE ASSUMPTION BY SNAP FUND
OF THE STATED LIABILITIES OF CCRF PRIME AND THE LIQUIDATION OF CCRF
PRIME

1.1 THE EXCHANGES. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, CCRF agrees to convey, transfer and deliver substantially all of the assets of CCRF Prime to SNAP Fund, free and clear of all liens, encumbrances and claims whatsoever, such transfer to be made as described in paragraph 1.2. In exchange, CCRF agrees: (a) to deliver to CCRF Prime the number of full and fractional shares of Institutional Class shares of SNAP Fund, determined by dividing: (i) the aggregate value of the assets of the Institutional Class of CCRF Prime, net of the liabilities of the Institutional Class of CCRF Prime, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Institutional Class share of SNAP Fund, computed in the manner and as of the time and date set forth in paragraph 2.2; (b) to deliver to CCRF Prime the number of full and fractional shares of IllinoisPrime Class shares of SNAP Fund, determined by dividing: (i) the aggregate value of the assets of the IllinoisPrime Class of CCRF Prime, net of the liabilities of the IllinoisPrime Class of CCRF Prime, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one IllinoisPrime Class share of SNAP Fund, computed in the manner and as of the time and date set forth in paragraph 2.2; and (c) to assume, on behalf of SNAP Fund, the Stated Liabilities of CCRF Prime (including the Stated Liabilities of each class thereof), described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of CCRF Prime to be acquired by the SNAP Fund shall consist of all property owned by CCRF Prime, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to CCRF Prime, any deferred or prepaid expenses shown as an asset on the books of CCRF Prime on the Closing Date (as defined in paragraph 3.1), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the rights of CCRF Prime under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. CCRF will endeavor to identify and discharge, to the extent practicable, all of the liabilities and obligations of CCRF Prime, including all liabilities relating to its operations, before the Closing Date. SNAP Fund shall assume only those accrued and unpaid liabilities of CCRF Prime set forth in the statement of assets and liabilities as of the Closing Date of CCRF Prime pursuant to paragraph 5.2 (the “Stated Liabilities”). SNAP Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of CCRF Prime.

1.4 STATE FILINGS. Prior to the Closing Date CCRF shall make any filings with the Commonwealth of Virginia with respect to each of SNAP Fund and CCRF Prime that are required under the laws thereof to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, CCRF will distribute in complete liquidation of CCRF Prime, pro rata to shareholders of record of CCRF Prime, determined as of the close of business at the Valuation Time (as defined in paragraph 2.1), all of the shares of SNAP Fund received by CCRF Prime. Upon completion of the distribution of all of such shares of SNAP Fund in accordance with the prior sentence, CCRF Prime will thereupon redeem all of its outstanding shares of beneficial interest and be terminated. Such distributions will be accomplished by the transfer on the books of SNAP Fund the shares credited to the account of CCRF Prime to open accounts on the share records of SNAP Fund in the name of shareholders of CCRF Prime, and representing the respective pro rata number of shares of SNAP Fund (and the corresponding class thereof) due to shareholders of CCRF Prime. All issued and outstanding shares of CCRF Prime will, after their redemption, be cancelled on the books of CCRF and will be null and void. CCRF shall not issue certificates representing shares of SNAP Fund in connection with the foregoing transfers.

1.6 OWNERSHIP OF SHARES. Ownership of shares of SNAP Fund issued in connection with the Reorganization will be shown on the books of CCRF’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of SNAP Fund shares in a name other than the registered holder of shares of CCRF Prime on the books of CCRF as of the Closing Date shall, as a condition of such transfer, be paid by the person to whom such shares of SNAP Fund are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. CCRF shall be responsible for the filing with respect to CCRF Prime of such regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority.

1.9 BOOKS AND RECORDS. Immediately after the Closing, the share transfer books relating to CCRF Prime shall be closed and no transfer of shares shall thereafter be made on such books.

1.10 ACTION BY CCRF. CCRF shall take all actions expressed herein as being the obligations of the CCRF Funds on behalf of each of the CCRF Funds.

1.11 TERMINATION OF CCRF PRIME. Prior to the Closing Date, CCRF Prime will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to its operations.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by SNAP Fund shall be the gross value of such Assets determined as of 2:00 p.m., Eastern time, on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 7.3, using the valuation procedures of CCRF.

2.2 VALUATION OF SHARES. Full shares of each class of SNAP Fund, and to the extent necessary, fractional shares of each such class, having an aggregate net asset value equal to the value of the portion of the Assets attributable to such class, determined as hereinafter provided and reduced by the amount of liabilities attributable such class, shall be issued by CCRF in exchange for the Assets. The net asset value per share of each class of shares of SNAP Fund shall be the net asset value per share of such shares determined as of the Valuation Time using CCRF’s valuation procedures. Such valuation determinations shall be made by PFM Asset Management LLC (“PFM”), the investment adviser of the CCRF Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on Monday, September 29, 2008, or such other date as may be agreed to in writing (the “Closing Date”). Unless otherwise provided herein, all acts taking place at the Closing shall be deemed to take place as of 10:00 a.m. on the Closing Date. The Closing shall be held at the offices of PFM, One Keystone Plaza, Harrisburg, PA 17101, at 10:00 a.m., Eastern time, or at such other time or place as the proper officers of CCRF may determine.

3.2 DELIVERY OF ASSETS. CCRF shall instruct its custodian bank, U.S. Bank N.A. (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets to be purchased by SNAP Fund have been delivered in proper form to SNAP Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by CCRF on behalf of CCRF Prime. Portfolio securities of CCRF Prime represented by a certificate or other written instrument shall be presented for examination to the Custodian, in its capacity as custodian for CCRF, no later than five (5) business days preceding the Closing Date and transferred and delivered by CCRF on behalf of CCRF Prime as of the Closing Date for the account of SNAP Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. Securities and instruments of CCRF Prime held through a securities depository (as defined by Rule 17f-4 under the 1940 Act) or held by other permitted counterparties shall be delivered as of the Closing Date by book entry transfer in accordance with the customary practices of such depositories and counterparties and the Custodian. The cash to be transferred by CCRF Prime shall be transferred and delivered by CCRF on behalf of CCRF Prime as of the Closing Date to the Custodian in its capacity as custodian of the CCRF Funds for the account of SNAP Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, (a) the primary exchange or market on which the portfolio securities of either of the CCRF Funds are purchased or sold shall be closed to trading or trading on such exchange shall be restricted or (b) trading or the reporting of trading in the portfolio securities held by either of the CCRF Funds shall be disrupted so that accurate appraisal of the value of the net assets of either of the CCRF Funds is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the proper officers of CCRF may determine.

3.4 TRANSFER AGENT’S CERTIFICATE. CCRF, on behalf of CCRF Prime, shall instruct PFM, as its transfer agent, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of shareholders of CCRF Prime as of the Closing Date, and the number and percentage ownership (to two decimal places) of outstanding shares of CCRF Prime owned by each shareholder thereof (and reflecting the class of shares owned) immediately prior to the Closing. CCRF shall issue and deliver, or instruct PFM in its capacity as transfer agent of CCRF to issue and deliver, a confirmation evidencing shares of each class of SNAP Fund to be credited on the Closing Date to CCRF Prime, or provide evidence reasonably satisfactory that such shares of the SNAP Fund have been credited to the account of CCRF Prime on the books of CCRF.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, CCRF, on behalf of each of the CCRF Funds, shall deliver such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as counsel to CCRF may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If CCRF, on behalf of CCRF Prime, is unable to make any of the deliveries pursuant to paragraph 3.2 hereof to the custodian of CCRF of any of the Assets of CCRF Prime for the reason that any of such Assets have not yet been delivered to it by CCRF Prime’s broker, dealer or other counterparty, then, in lieu of such delivery, CCRF, on behalf of CCRF Prime, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by to evidence the transfer of such Assets to SNAP Fund, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS ON BEHALF OF SNAP FUND. CCRF, on behalf of SNAP Fund, represents and warrants as follows (which representations and warranties shall be deemed to apply both to CCRF as a Virginia corporation, and SNAP Fund as a class of shares thereof, and to CCRF as a Virginia business trust, and SNAP Fund as a series of shares thereof, except as otherwise provided):

(a) As of the date hereof, CCRF is a corporation that is duly organized, validly existing and in good standing under laws of the Commonwealth of Virginia, and on the Closing Date, CCRF will be a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia. As of the date hereof, SNAP Fund is a separate investment portfolio of CCRF, the interests in which are represented by a separate class of shares of CCRF, and on the Closing Date, SNAP Fund will continue to be a separate investment portfolio of CCRF, the interests in which will be represented by a separate series of shares of CCRF. CCRF is duly authorized to transact business in the Commonwealth of Virginia, and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on CCRF or SNAP Fund. CCRF has all material federal, state and local authorizations necessary to own all of the properties and the assets of CCRF and SNAP Fund and to carry on its business and the business of SNAP Fund as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on SNAP Fund.

(b) CCRF is registered under the 1940 Act as an open-end, management investment company under the 1940 Act, and its registration as such is in full force and effect. CCRF is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to itself and SNAP Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented, filed or to be filed to register shares of SNAP Fund to be issued in the Reorganization (the “Registration Statement”), as of the effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to CCRF and SNAP Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to CCRF and SNAP Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information relating to SNAP Fund furnished by CCRF for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The prospectus, statement of additional information and shareholder reports of SNAP Fund, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Neither CCRF nor SNAP Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by CCRF on behalf of SNAP Fund will not result in the violation of, Virginia law or any provision of CCRF’s Articles of Incorporation, Declaration of Trust or By-laws, as currently in effect and as in effect at all times subsequent to the date hereof up to and including the Closing Date, or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which CCRF or SNAP Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by CCRF on behalf of SNAP Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which CCRF or SNAP Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body is pending or, to CCRF’s knowledge, threatened against CCRF or SNAP Fund or any of their respective properties or assets which, if adversely determined, would materially and adversely affect CCRF’s or SNAP Fund’s financial condition, the conduct of any of their respective businesses or which would prevent or hinder the ability of CCRF or SNAP Fund to carry out the transactions contemplated by this Agreement. Neither CCRF nor SNAP Fund knows of any facts that might form the basis for the institution of such proceedings and neither CCRF nor SNAP Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of SNAP Fund as of June 30, 2007 and for the fiscal year then ended, have been prepared in accordance with U.S. generally accepted accounting principles consistently applied and have been audited by Ernst & Young LLP (“E&Y”), and such statements fairly reflect the financial condition and the results of operations of SNAP Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of SNAP Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of SNAP Fund for the six months ended December 31, 2007 have been prepared in accordance with U.S. generally accepted accounting principles consistently applied by SNAP Fund, and such statements fairly reflect the financial condition and the results of operations of SNAP Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of SNAP Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of SNAP Fund as reflected in the audited financial statements of SNAP Fund for the fiscal year ended June 30, 2007, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of shares of SNAP Fund and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(g) above, there has been no material adverse change in the financial condition, assets, liabilities or business, results of operations or the manner of conducting business of SNAP Fund (other than changes occurring in the ordinary course of business), or any incurrence by SNAP Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by CCRF on behalf of CCRF Prime (by action of the CCRF Board). For purposes of this paragraph 4.1(h), a decline in the net asset value of SNAP Fund due to declines in the value of its assets, the discharge of its liabilities or the redemption of its shares by its shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of CCRF and SNAP Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of CCRF’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) As of the date hereof, CCRF has 9,000,000,000 authorized shares of capital stock, no par value per share, including 5,000,000,000 authorized shares of SNAP Fund, of which, as of July 16, 2008, there were outstanding 3,538,832,741.43 shares of SNAP Fund, and no shares of SNAP Fund were held in the treasury of CCRF. Upon its conversion to a Virginia business trust, CCRF will have the authority to issue an unlimited number of shares of beneficial interest representing interests in SNAP Fund. All issued and outstanding shares of capital stock of SNAP Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date the will be, duly authorized and validly issued and outstanding, fully paid and non-assessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of SNAP Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of CCRF’s transfer agent as provided in paragraph 3.4. SNAP Fund does not have outstanding any outstanding options, warrants or other rights to subscribe for or purchase any of its shares and has no outstanding securities convertible into any of its shares.

(k) At the Closing Date, CCRF, on behalf of CCRF Prime, will have good and marketable title to the Assets to be transferred to SNAP Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver the Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which CCRF, on behalf of SNAP Fund, has received notice and which have been taken into account in the net asset value of CCRF Prime, and upon delivery of the Assets and the filing of any documents that may be required under applicable state law, CCRF, on behalf of SNAP Fund, will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by CCRF on behalf of SNAP Fund (by action of the CCRF Board).

(l) CCRF, on behalf of itself and SNAP Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the CCRF Board. This Agreement constitutes a valid and binding obligation of CCRF, with respect to SNAP Fund, enforceable in accordance with its terms and no other action or proceedings by CCRF, with respect to SNAP Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The shares of SNAP Fund to be issued and delivered for the account of shareholders of CCRF Prime pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares of SNAP Fund will be duly and validly issued and will be fully paid and non-assessable (except as disclosed in the prospectus of SNAP Fund effective on the Closing Date).

(n) The information to be furnished by CCRF with respect to SNAP Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o) For each of its taxable years ended since its inception (including the period that includes the Closing Date), SNAP Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has distributed in each such year substantially all net investment income and realized capital gains.

(p) Except for the Registration Statement becoming effective under the 1933 Act, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by CCRF on behalf of SNAP Fund of the transactions contemplated herein. No consent of or notice to any third party or entity other than the approvals of shareholders of CCRF of the conversion of CCRF to a Virginia business trust as previously described in this Agreement is required for the consummation by CCRF on behalf of SNAP Fund of the transactions contemplated by this Agreement.

(q) The CCRF Board has duly approved, in accordance with the requirements of the 1940 Act and the rules and regulations thereunder, the investment advisory and other fees to be payable to PFM after the Reorganization by SNAP Fund, and by each class of shares of SNAP Fund, and has agreed to the fees proposed by PFM to be effective after the Reorganization for SNAP Fund and for the Institutional Class and Illinois Class of shares of SNAP Fund, in the form disclosed by PFM in its memorandum dated June 27, 2008 to the CCRF Board (the “PFM Memorandum”). CCRF on behalf of SNAP Fund represents that the investment advisory and other fees payable to PFM with respect to SNAP Fund, described in the PFM Memorandum, will be effective upon consummation of the Reorganization.

(r) The CCRF Board has duly approved, subject to such approvals by shareholders of CCRF as are required by the Articles of Incorporation and By-laws of CCRF and applicable law, the conversion of CCRF from a Virginia corporation to a Virginia business trust, and has duly approved, the Declaration of Trust and By-laws of CCRF that will govern the affairs of CCRF as a Virginia business trust upon such conversion. After such conversion, SNAP Fund will continue its existence as a separate investment portfolio of CCRF which is represented by a separate series of shares of beneficial interest in CCRF.

4.2 REPRESENTATIONS ON BEHALF OF CCRF PRIME. CCRF, on behalf of CCRF Prime, represents and warrants to CCRF as follows (which representations and warranties shall be deemed to apply both to CCRF as a Virginia corporation, and CCRF Prime as a class thereof, and CCRF as a Virginia business trust, and CCRF Prime as a series thereof):

(a) As of the date hereof, CCRF is a corporation that is duly organized, validly existing and in good standing under laws of the Commonwealth of Virginia, and on the Closing Date, CCRF will be a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia. As of the date hereof, CCRF Prime is a separate investment portfolio of CCRF, the interests in which are represented by a separate class of shares of CCRF, and on the Closing Date, CCRF Prime will continue to be a separate investment portfolio of CCRF, the interests in which will be represented by a separate series of shares of CCRF. CCRF is duly authorized to transact business in the Commonwealth of Virginia, and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on CCRF or CCRF Prime. CCRF has all material federal, state and local authorizations necessary to own all of the properties and the assets of CCRF and CCRF Prime and to carry on its business and the business of CCRF Prime as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on CCRF Prime.

(b) CCRF is registered under the 1940 Act as an open-end, management investment company under the 1940 Act, and its registration as such is in full force and effect. CCRF is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to itself, SNAP Fund and CCRF Prime.

(c) The Registration Statement as of the effective date and at all time subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to CCRF and CCRF Prime, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to CCRF and CCRF Prime, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information relating to CCRF Prime furnished by CCRF for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The prospectus, statement of additional information and shareholder reports of each of CCRF Prime, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Neither CCRF nor CCRF Prime is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by CCRF and CCRF Prime will not result in the violation of, Delaware law or any provision of CCRF’s Articles of Incorporation, Declaration of Trust or By-laws, as currently in effect and as in effect at all times subsequent to the date hereof up to and including the Closing Date, or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which CCRF or CCRF Prime is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by CCRF on behalf of CCRF Prime result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which CCRF or CCRF Prime is a party or by which it is bound.

(f) CCRF has no material contracts, agreements or other commitments relating to CCRF Prime that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities delivered by CCRF on behalf of CCRF Prime pursuant to paragraph 5.2.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body is pending or, to CCRF’s knowledge, threatened against CCRF or CCRF Prime or any of their respective properties or assets which, if adversely determined, would materially and adversely affect CCRF’s or CCRF Prime’s financial condition, the conduct of any of their respective businesses or which would prevent or hinder the ability of CCRF or CCRF Prime to carry out the transactions contemplated by this Agreement. Neither CCRF nor CCRF Prime knows of any facts that might form the basis for the institution of such proceedings and neither CCRF nor CCRF Prime is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of each of the CCRF Prime as of June 30, 2007 and for the fiscal year then ended, have been prepared in accordance with U.S. generally accepted accounting principles consistently applied and have been audited by E&Y, and such statements fairly reflect the financial condition and the results of operations of CCRF Prime as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of any of CCRF Prime whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of CCRF Prime for the six months ended December 31, 2007 have been prepared in accordance with U.S. generally accepted accounting principles consistently applied by CCRF Prime, and such statements fairly reflect the financial condition and the results of operations of CCRF Prime as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of any of CCRF Prime whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of any of CCRF Prime as reflected in the audited financial statements of CCRF Prime for the fiscal year ended June 30, 2007, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of shares of CCRF Prime and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(h) above, there has been no material adverse change in the financial condition, assets, liabilities or business, results of operations or the manner of conducting business of CCRF Prime (other than changes occurring in the ordinary course of business), or any incurrence by CCRF Prime of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by CCRF on behalf of SNAP Fund (by action of the CCRF Board). For purposes of this paragraph 4.1(i), a decline in the net asset value of any of CCRF Prime due to a decline in the value of its assets, the discharge of its liabilities or the redemption of its shares by its shareholders shall not constitute a material adverse change.

(j) Since June 30, 2007, there has not been: (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of CCRF Prime other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of any of CCRF Prime granted by or on behalf of CCRF Prime to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus of CCRF Prime; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of CCRF Prime, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of CCRF Prime for borrowed money or any commitment to borrow money by or on behalf of CCRF Prime; (v) any amendment of the organizational documents of CCRF or CCRF Prime in a manner materially affecting CCRF Prime; or (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of CCRF Prime other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of SNAP Fund and CCRF Prime required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of CCRF’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) As of the date hereof, CCRF has 9,000,000,000 authorized shares of capital stock, no par value per share, including 2,000,000,000 authorized shares of CCRF Prime, of which, as of July 16, 2008, there were outstanding 485,677,361.93 shares of CCRF Prime, and no shares of CCRF Prime were held in the treasury of CCRF. All issued and outstanding shares of capital stock of CCRF Prime have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date the will be, duly authorized and validly issued and outstanding, fully paid and non-assessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of CCRF Prime will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of CCRF’s transfer agent as provided in paragraph 3.4. CCRF Prime does not have outstanding any outstanding options, warrants or other rights to subscribe for or purchase any of its shares and has no outstanding securities convertible into any of its shares.

(m) At the Closing Date, CCRF, on behalf of CCRF Prime, will have good and marketable title to the Assets to be transferred to the CCRF, on behalf of SNAP Fund, pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver the Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which CCRF, on behalf of SNAP Fund has received notice and which have been taken into account in the net asset value of CCRF Prime, and upon delivery of the Assets and the filing of any documents that may be required under applicable state law, CCRF, on behalf of SNAP Fund, will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by CCRF on behalf of SNAP Fund (by action of the CCRF Board).

(n) CCRF, on behalf of CCRF Prime, has the power to enter into this Agreement and, subject to the approval of shareholders of CCRF Prime referred to in paragraph 4.2(r), to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement, and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the CCRF Board. This Agreement constitutes a valid and binding obligation of CCRF with respect to CCRF Prime, enforceable in accordance with its terms and, except for the approval of shareholders of CCRF Prime referred to in paragraph 4.2(r) required to consummate the Reorganization, no other action or proceedings by CCRF, with respect to CCRF Prime, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by CCRF with respect to CCRF Prime for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) For each of its taxable years ended since its inception (including the period ending on the Closing Date), CCRF Prime has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has distributed in each such year substantially all net investment income and realized capital gains.

(q) Except for the Registration Statement becoming effective under the 1933 Act, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by CCRF on behalf of CCRF Prime of the transactions contemplated herein. No consent of or notice to any third party or entity, other than the approval of shareholders of CCRF Prime as described in paragraph 4.2(r), is required for the consummation by CCRF on behalf of CCRF Prime of the transactions contemplated by this Agreement.

(r) CCRF has called a special meeting of shareholders of CCRF Prime to consider and act upon this Agreement (or the transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be held no later than September 25, 2008 (or such other date as the proper officers of CCRF may determine).

ARTICLE V

COVENANTS OF CCRF AND THE CCRF FUNDS

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.2, and except for the conversion of CCRF to a Virginia business trust and the acquisition by SNAP Fund of the assets of certain investment funds, each of the CCRF Funds will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. Neither CCRF nor either of the CCRF Funds shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENTS OF ASSETS AND LIABILITIES. CCRF, on behalf of CCRF Prime, will prepare or cause to be prepared on the second business day prior to the Closing Date a statement of the Assets and Stated Liabilities of CCRF Prime as of such date to determine that the Assets and Stated Liabilities of CCRF Prime are being correctly determined in accordance with the terms of this Agreement. CCRF, on behalf of CCRF Prime, will deliver at the Closing (i) an updated statement of the Assets and Stated Liabilities of CCRF Prime and (ii) a list of the portfolio holdings of CCRF Prime showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (i) and (ii) as of the Closing Date, and certified by the Treasurer of CCRF.

5.3 BOOKS AND RECORDS OF CCRF PRIME. After the Closing, CCRF shall preserve all books and records of CCRF Prime required to be maintained by applicable laws and regulations for such periods and in the form required by such laws and regulations.

5.4 ADDITIONAL INFORMATION. CCRF, on behalf of CCRF Prime, will obtain from PFM, as CCRF’s transfer agent, such information as may be necessary concerning the beneficial ownership of shares of CCRF Prime.

5.5 CONTRACT TERMINATION. CCRF, on behalf of CCRF Prime, will terminate all agreements to which CCRF Prime is a party, effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, CCRF will take or cause to be taken on behalf of each of the CCRF Funds all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, CCRF, on behalf of CCRF Prime, covenants that it will, as and when appropriate, on behalf of SNAP Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as CCRF, on behalf of SNAP Fund, may reasonably deem necessary or desirable in order to vest in and confirm CCRF’s title to and possession of all the Assets.

5.7 PREPARATION OF REGISTRATION STATEMENT. CCRF will prepare and file with the Commission the Registration Statement relating to the shares of SNAP Fund to be issued to shareholders of CCRF Prime in the Reorganization. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of shareholders of CCRF Prime and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act, as applicable. If at any time prior to the Closing Date CCRF becomes aware that the Registration Statement contains any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, CCRF shall promptly prepare, file and clear with the Commission and, if appropriate, distribute to shareholders of Prime appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. CCRF intends that the transactions contemplated by this Agreement will qualify as reorganizations within the meaning of Section 368(a) of the Code. Neither CCRF on behalf of CCRF Prime nor CCRF on behalf of SNAP Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transactions to qualify as reorganizations within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, CCRF will take such action, or cause such action to be taken, as is reasonably necessary to enable Schulte Roth & Zabel LLP (“SRZ”) to render the tax opinion required herein (including, without limitation, the execution of representations reasonably requested by and addressed to SRZ).

5.9 REASONABLE BEST EFFORTS. CCRF, on behalf of each of the CCRF Funds, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. CCRF, on behalf of SNAP Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as they may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 INDEMNIFICATION OF DIRECTORS AND OFFICERS WITH RESPECT TO CCRF PRIME. CCRF agrees to indemnify from the assets of SNAP Fund all directors and trustees, and former directors and trustees, of CCRF with respect to any losses incurred and claims made by or against them during the six year period following the Closing Date that relate to the business or operations of CCRF Prime, or for which such persons would, but for the liquidation of CCRF Prime, have been entitled to indemnification from the assets of CCRF Prime, and to make advance payment of reasonable legal fees and expenses with respect thereto, to the same extent that such persons would have been entitled to indemnification therefor, or such advancement, from CCRF out of the assets of CCRF Prime in the absence of the liquidation of CCRF Prime.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF CCRF PRIME

The obligations of CCRF to consummate the transactions provided for herein on behalf of CCRF Prime shall be subject, at its election, to the performance of all the obligations to be performed by CCRF on behalf of SNAP Fund pursuant to this Agreement on or before the Closing Date and, in addition, to the following conditions:

6.1 All representations, covenants and warranties of CCRF on behalf of itself and SNAP Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. CCRF on behalf of SNAP Fund shall have delivered, on behalf of CCRF Prime, a certificate to such effect, executed in the name of CCRF, individually, and on behalf of SNAP Fund, by the President or a Vice President of CCRF, in form and substance reasonably satisfactory to counsel for CCRF, and dated as of the Closing Date.

6.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets at the Valuation Time, SNAP Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to its shareholders substantially all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and substantially all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

6.3 As of the Closing Date, there shall have been: (i) no material change in the investment objective, policies and restrictions of SNAP Fund; and (ii) no change in the investment advisory and other fees to be payable to PFM after the Reorganization by SNAP Fund or any classes of its shares, and no change in the fee and expense waivers, from those described in the PFM Memorandum and in the Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF SNAP FUND

The obligations of CCRF to consummate the transactions provided for herein on behalf of SNAP Fund shall be subject, at its election, to the performance by CCRF of all the obligations to be performed by CCRF on behalf of CCRF Prime pursuant to this Agreement on or before the Closing Date and, in addition, to the following conditions:

7.1 All representations, covenants and warranties of CCRF on behalf of itself and CCRF Prime contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. CCRF on behalf of CCRF Prime shall have delivered, on behalf of CCRF Prime, a certificate to such effect, executed in the name of CCRF, individually, and on behalf of CCRF Prime, by the President or a Vice President of CCRF, in form and substance reasonably satisfactory to counsel for CCRF, and dated as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets at the Valuation Time, CCRF Prime shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.3 As of the Closing Date, there shall have been: (i) no material change in the investment objective, policies and restrictions of CCRF Prime; and (ii) no material increase in the investment advisory or other fees payable by CCRF Prime to PFM Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

7.4 CCRF shall have taken all steps on behalf of CCRF Prime required to terminate all agreements to which CCRF Prime is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to SNAP Fund or CCRF Prime, CCRF, on behalf of the other CCRF Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of shareholders of CCRF Prime in accordance with the provisions of CCRF’s Articles of Incorporation and By-laws, applicable Virginia law and the 1940 Act. Evidence of such approval shall have been delivered at the Closing in such form as shall be reasonably acceptable to counsel for CCRF. Notwithstanding anything herein to the contrary, CCRF , on behalf of either CCRF Fund, may not waive the conditions set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of SNAP Fund or CCRF Prime.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of CCRF, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of CCRF on Form N-1A under the 1940 Act covering the sale of shares of SNAP Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against CCRF or the CCRF Funds or against any of the investment adviser, trustees, directors or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 CCRF shall have received an opinion of SRZ, substantially to the effect that, based on certain facts, assumptions and representations of CCRF and subject to the conditions and limitations set forth therein, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a) the transfer of all of the Assets of CCRF Prime solely in exchange for shares of SNAP Fund and the assumption by SNAP Fund of Stated Liabilities of CCRF Prime followed by the distribution of shares of SNAP Fund to shareholders of CCRF Prime in exchange for such shareholders’ shares of CCRF Prime in complete liquidation of CCRF Prime, and all as contemplated by this Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and SNAP Fund and CCRF Prime will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by SNAP Fund upon the receipt of all of the Assets of CCRF Prime solely in exchange for shares of SNAP Fund and the assumption by SNAP Fund of the Stated Liabilities of CCRF Prime;

(c) no gain or loss will be recognized by CCRF Prime upon the transfer of the Assets to SNAP Fund solely in exchange for shares of SNAP Fund and the assumption by SNAP Fund of the Stated Liabilities of CCRF Prime or upon the distribution (whether actual or constructive) of such shares of SNAP Fund to shareholders of CCRF Prime in exchange for such shareholders’ shares of CCRF Prime in liquidation of CCRF Prime;

(d) no gain or loss will be recognized by shareholders of CCRF Prime upon the exchange of their shares of CCRF Prime solely for shares of SNAP Fund in the Reorganization;

(e) the aggregate tax basis of shares of SNAP Fund received by a shareholder of CCRF Prime pursuant to the Reorganization, including fractional shares to which such shareholder may be entitled, will be the same as the aggregate tax basis of shares of CCRF Prime exchanged therefor by such shareholder;

(f) the holding period of shares of SNAP Fund to be received by each shareholder of CCRF Prime pursuant to the Reorganization, including fractional shares to which such shareholder may be entitled, will include the period for the shares of CCRF Prime exchanged therefor, provided such shares of CCRF Prime are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by SNAP Fund will be the same as the tax basis of such Assets to CCRF Prime immediately before the Reorganization;

(h) the holding period of the Assets in the hands of SNAP Fund will include the period during which those Assets were held by CCRF Prime;

(i) pursuant to Section 381(a) of the Code and Section 1.381(a) -1 of the income tax regulations thereunder, SNAP Fund will succeed to and take into account the items of CCRF Prime described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the income tax regulations thereunder; and

(j) under Section 381(b) of the Code, the tax year of CCRF Prime will end on the Closing Date.

Such opinion shall be based on customary assumptions and such representations as SRZ may reasonably request, and CCRF will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, CCRF, on behalf of either CCRF Fund, may not waive the condition set forth in this paragraph 8.6.

8.7 CCRF shall have converted from a Virginia corporation to a Virginia business trust and, as such, shall be governed by the Declaration of Trust and By-laws of CCRF, the provisions of which shall be the same in all material respects as those set forth in the forms of such documents provided to the Board at its meeting on July 3, 2008.

8.8 CCRF shall acquire substantially all of the net assets of the investment portfolios of Cadre Institutional Investors Trust on the Closing Date.

ARTICLE IX

EXPENSES

Each of the CCRF Funds shall bear all of its own direct and indirect expenses and the out-of-pocket costs incurred by it in connection with the Reorganization; provided, however, that fees, disbursements and charges of outside counsel and E&Y incurred in connection with the preparation of this Agreement, including the related tax opinion, the preparation and review of the Registration Statement and the Closing shall be borne equally by the CCRF Funds.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS AND WARRANTIES

10.1 CCRF, on behalf of each of the CCRF Funds, agrees that no party has made to the other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the CCRF Funds relating to the Reorganization.

10.2 The representations and warranties set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by CCRF upon a determination of the CCRF Board that it is no longer in the best interests of each of the CCRF Funds to effect the Reorganization, and CCRF may, on behalf one of the CCRF Funds, terminate this Agreement on or before the Closing Date due to:

(a) a material breach by the other CCRF Fund of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating CCRF Fund that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of CCRF, the CCRF Funds, the CCRF Board, or their respective officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the officers of CCRF, as specifically authorized by the CCRF Board; provided, however, that, following action by shareholders of CCRF Prime approving this Agreement (or the transactions contemplated herein) at the meeting of shareholders called by CCRF pursuant to paragraph 4.2(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of SNAP Fund to be issued to shareholders of CCRF Prime under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Virginia.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of CCRF, as a Virginia business trust, shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but shall bind only the property of CCRF, as provided in its Declaration of Trust. The execution and delivery of this Agreement have been authorized by the CCRF Board and signed by authorized officers of CCRF, acting as such. Neither the authorization by the CCRF Board nor the execution and delivery by such CCRF officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of CCRF as provided in CCRF’s Declaration of Trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to: Commonwealth Cash Reserve Fund, Inc., One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, Pennsylvania 17101, Attention: Jennifer L. Scheffel

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, all as of the date first written above.

COMMONWEALTH CASH RESERVE FUND, on behalf of SNAP Fund

By:
Name: Jeffrey A. Laine Title: President

COMMONWEALTH CASH RESERVE FUND, on behalf of CCRF Prime Portfolio

By:
Name: Jeffrey A. Laine Title: President

EXHIBIT B

PRINCIPAL HOLDERS OF SHARES

On August 15, 2008, the officers and Directors of CCRF, as a group, owned none of the outstanding voting shares of any CCRF Fund, or class thereof.

To the best knowledge of CCRF, as of the Record Date, no person, except as set forth in the table below, owned of record 5% or more of the outstanding shares of any class of CCRF Prime. Except as noted therein, CCRF has no knowledge of beneficial ownership.

Name and Address of Account	Share Amount	Percentage
Jacksonville Port Authority 2831 Talleyrand Avenue Jacksonville, Florida 32206	60,160,318.65	12.00%

Pennsylvania Higher Education Assistance Agency 1200 North Seventh Street Harrisburg, Pennsylvania 17102	44,662,502.91	8.91%

Prince William County 1 County Complex Prince William, Virginia 22192	44,126,034.35	8.80%

City of Palm Bay 12 Malabar Road Palm Bay, Florida 32907	38,216,742.26	7.62%

School Board of Manatee County 215 Manatee Avenue West Bradenton, Florida 34205	30,264,031.99	6.04%

City of Sunrise 10770 West Oakland Park Boulevard Sunrise, Florida 33351	27,219,904.02	5.43%

Delaware River Port Authority One Port Center Two Riverside Drive Camden, New Jersey 08101	26,682,091.16	5.32%

EXHIBIT C

PROXY

COMMONWEALTH CASH RESERVE FUND, INC

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
ON SEPTEMBER 22, 2008

The undersigned shareholder of CCRF Prime Portfolio (“CCRF Prime,”) a series of Commonwealth Cash Reserve Fund, Inc. (“CCRF”) hereby appoints Jennifer L. Scheffel and Barbara L. Fava, jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of CCRF Prime, held of record by the undersigned on August 15, 2008 at the Special Meeting of Shareholders of CCRF Prime to be held on September 22, 2008 at the offices of PFM Asset Management LLC at 12:00 p.m. Eastern Daylight Time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record for such meeting on the matter listed below.

The Board of Directors recommends a vote FOR the proposal listed below.

PROPOSAL 1: To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of CCRF Prime Portfolio (“CCRF Prime”) would be acquired by Prime Series (“Prime Series,” currently known as SNAP® Fund) in exchange for shares of Prime Series.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2: To approve the Agreement and Plan of Conversion pursuant to which CCRF would convert from a Virginia corporation to a Virginia business trust (which will be named PFM Funds).

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 3: Election of the Trustees of PFM Funds:

FOR all nominees listed below ☐
WITHHOLD AUTHORITY to vote for all nominees listed below ☐

1. Michael P. Flanagan	2. Jeffrey A. Laine	3. Dennis W. Kerns

4. Brian M. Marcel	5. Martin P. Margolis	6. Robert R. Sedivy

7. Joseph W. White

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE,  MARK THE "WITHHOLD AUTHORITY" BOX AND STRIKE A LINE THROUGH  THE NOMINEE'S NAME.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

If this proxy is properly executed and received by the Secretary or Assistant Secretary of CCRF prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR each Proposal.

Please date and sign below exactly as name appears on this proxy. Executor, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

Name of Shareholder:

Shares as of August 15, 2008:

Authorized Signature
Title:

Authorized Signature
Title:

Dated:

YOUR VOTE IS IMPORTANT, PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

STATEMENT OF ADDITIONAL INFORMATION
OF

PRIME SERIES
(a separate investment portfolio of Commonwealth Cash Reserve Fund, Inc. , now known as SNAP® Fund)

Dated August 29, 2008

Acquisition of Substantially All of the Assets of:

CCRF PRIME PORTFOLIO
(an investment portfolio of Commonwealth Cash Reserve Fund, Inc.)

By and in exchange for shares of

PRIME SERIES
(an investment portfolio of Commonwealth Cash Reserve Fund, Inc., now known as SNAP® Fund)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets of CCRF Prime Portfolio (“CCRF Prime”) of Commonwealth Cash Reserve Fund, Inc. ("CCRF") in exchange for shares of Prime Series (“Prime Series,” currently known as SNAP® Fund) of CCRF.

This SAI consists of this Cover Page, Exhibits and the following documents, each of which is incorporated by reference herein.

1.
Statement of Additional Information of CCRF Prime and SNAP Fund, dated October 31, 2007, as previously filed via EDGAR is incorporated herein by reference to CCRF’s filing under Rule 485(b) filed October 31, 2007 and will be mailed to any shareholder who requests this SAI.

2.
Supplement to the Statements of Additional Information of CCRF Prime and SNAP Fund, dated July 7, 2008, as previously filed via EDGAR is incorporated herein by reference to CCRF’s filings under Rule 497 filed on July 7, 2008, and will be mailed to any shareholder who requests this SAI.

3.
Annual Report of CCRF Prime for the fiscal year ended June 30, 2007 as previously filed via EDGAR is incorporated herein by reference to CCRF’s Form N-CSR filed September 7, 2007 and will be mailed to any shareholder who requests this SAI.

4.
Annual Report of SNAP® Fund for the fiscal year ended June 30, 2007 as previously filed via EDGAR is incorporated herein by reference to CCRF’s Form N-CSR filed September 7, 2007 and accompanied the mailing of the Prospectus/Proxy Statement dated August 29, 2008, relating to the above-referenced transaction.

5.
Semi-annual Report of CCRF Prime for the period ended December 31, 2007 as previously filed via EDGAR is incorporated herein by reference to CCRF’s Form N-CSR filed March 10, 2008 and will be mailed to any shareholder who requests this SAI.

6.
Semi-annual Report of SNAP® Fund for the period ended December 31, 2007 as previously filed via EDGAR is incorporated herein by reference to CCRF’s Form N-CSR filed March 10, 2008 and accompanied the mailing of the Prospectus/Proxy Statement dated August 29, 2008, relating to the above-referenced transaction.

Exhibit A – Prime Series Pro-forma Portfolio of Investments

Exhibit B – Prime Series Pro-forma Statement of Assets and Liabilities

Exhibit C – Prime Series Pro-forma Statement of Operations

Exhibit D – Prime Series Pro-forma Notes to Combined Financial Statements

This SAI is not a prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated August 29, 2008, relating to the above-reference transaction. You can request a copy of the Prospectus/Proxy Statement by calling 800-570-7627, or by writing to PFM at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101.

EXHIBIT A

PRIME SERIES
PRO-FORMA
Portfolio of Investments
December 31, 2007
(Unaudited)

		% of	CCRF Prime		Prime Series		Pro Forma Prime Series
		Net		Amortized		Amortized		Amortized
		Assets	Par	Cost	Par	Cost	Par	Cost
BANKERS ACCEPTANCES		0.50%
Bank of America
4.86%	3/12/08		$4,369,000	$4,327,703	$-	$-	$4,369,000	$4,327,703
JP Morgan Chase
4.98%	1/28/08		536,000	534,030	-	-	536,000	534,030
4.98%	1/29/08		565,000	562,847	-	-	565,000	562,847
4.84%	2/6/08		2,844,000	2,830,423	-	-	2,844,000	2,830,423
4.93%	2/14/08		1,011,000	1,005,007	-	-	1,011,000	1,005,007
4.98%	2/15/08		439,000	436,311	-	-	439,000	436,311
5.00%	2/19/08		746,000	741,025	-	-	746,000	741,025
5.00%	2/25/08		517,000	513,130	-	-	517,000	513,130
5.01%	3/12/08		515,000	510,023	-	-	515,000	510,023
5.01%	3/17/08		477,000	472,066	-	-	477,000	472,066
5.01%	3/24/08		1,392,000	1,376,274	-	-	1,392,000	1,376,274
Rabo Bank
4.96%	1/23/08		5,000,000	4,985,028	-	-	5,000,000	4,985,028
Total Bankers Acceptance				18,293,867		-		18,293,867
CERTIFICATES OF DEPOSIT		51.23%
Bank of America
4.95%	2/22/08		10,000,000	10,000,000	150,000,000	150,000,000	160,000,000	160,000,000
4.99%	3/10/08		-	-	20,000,000	20,000,000	20,000,000	20,000,000
Barclays Bank
5.45%	1/17/08		7,000,000	7,000,000	89,000,000	89,000,000	96,000,000	96,000,000
5.00%	2/19/08		2,000,000	2,000,000	6,000,000	6,000,000	8,000,000	8,000,000
4.90%	2/25/08		-	-	54,000,000	54,000,000	54,000,000	54,000,000
5.05%	2/25/08		-	-	10,000,000	10,000,000	10,000,000	10,000,000
4.78%	3/3/08		-	-	15,000,000	15,000,000	15,000,000	15,000,000
BNP Paribas (NY)
4.67%	1/8/08		10,000,000	10,000,000	120,000,000	120,000,000	130,000,000	130,000,000
5.12%	3/5/08		-	-	50,000,000	50,000,000	50,000,000	50,000,000
4.83%	3/27/08		3,500,000	3,500,000		-	3,500,000	3,500,000
Calyon North America
4.76%	1/31/08		-	-	140,000,000	140,000,000	140,000,000	140,000,000
5.06%	2/29/08		4,000,000	4,000,000	32,000,000	32,000,000	36,000,000	36,000,000

		% of	CCRF Prime		Prime Series		Pro Forma Prime Series
		Net		Amortized		Amortized		Amortized
		Assets	Par	Cost	Par	Cost	Par	Cost
CitiBank
4.94%	1/18/08		$6,000,000	$6,000,000	$79,000,000	$79,000,000	$85,000,000	$85,000,000
4.78%	1/30/08		-	-	8,000,000	7,999,801	8,000,000	7,999,801
4.91%	2/15/08		2,000,000	2,000,000	12,000,000	12,000,000	14,000,000	14,000,000
5.00%	2/25/08		-	-	10,000,000	10,000,000	10,000,000	10,000,000
5.10%	2/29/08		1,000,000	1,000,000		-	1,000,000	1,000,000
Credit Suisse (NY)						-	-	-
4.88%	6/10/08		-	-	10,000,000	10,000,000	10,000,000	10,000,000
5.22%*	11/24/08		12,000,000	12,000,000	150,000,000	150,000,000	162,000,000	162,000,000
Deutsche Bank (NY)
5.43%	1/9/08		-	-	50,000,000	50,000,000	50,000,000	50,000,000
4.95%	1/18/08		8,000,000	8,000,000	43,000,000	43,000,000	51,000,000	51,000,000
Rabobank (NY)
4.72%	2/4/08		5,000,000	5,000,000	150,000,000	150,000,000	155,000,000	155,000,000
Royal Bank of Scotland (NY)
5.15%	1/11/08		-	-	15,000,000	15,000,000	15,000,000	15,000,000
4.75%	2/4/08		2,250,000	2,250,100		-	2,250,000	2,250,100
4.95%	3/13/08		3,000,000	3,000,000	70,000,000	70,000,000	73,000,000	73,000,000
4.95%	5/12/08			-	50,000,000	50,000,000	50,000,000	50,000,000
4.88%	6/10/08		5,000,000	5,000,422	30,000,000	30,002,532	35,000,000	35,002,954
Svenska Handelsbanken (NY)
4.75%	2/7/08		9,000,000	9,000,000	150,000,000	150,000,000	159,000,000	159,000,000
UBS AG (NY)
4.73%	2/7/08		-	-	28,000,000	28,000,000	28,000,000	28,000,000
5.40%	2/15/08		-	-	50,000,000	50,000,000	50,000,000	50,000,000
Wachovia Bank
4.98%	2/27/08		2,000,000	2,000,000	20,000,000	20,000,000	22,000,000	22,000,000
5.40%	3/28/08		-	-	50,000,000	50,000,000	50,000,000	50,000,000
4.80%	5/19/08		10,000,000	10,000,000	100,000,000	100,000,000	110,000,000	110,000,000
Total Certificates of Deposit				101,750,522		1,761,002,333		1,862,752,855
COMMERCIAL PAPER		30.63%
ABN-Amro North America Finance Inc.
5.06%	1/15/08		3,250,000	3,243,681		-	3,250,000	3,243,681
Barclays US Funding							-	-
5.12%	1/18/08		2,000,000	1,995,226		-	2,000,000	1,995,226
4.80%	1/25/08		1,220,000	1,216,137		-	1,220,000	1,216,137
5.12%	2/26/08		1,300,000	1,289,757		-	1,300,000	1,289,757
Calyon North America Inc.							-	-
5.02%	3/10/08		6,000,000	5,942,960		-	6,000,000	5,942,960
4.74%	3/31/08		2,732,000	2,700,036		-	2,732,000	2,700,036
CitiGroup Funding, Inc.
4.93%	4/14/08		2,000,000	1,971,978		-	2,000,000	1,971,978
5.09%	4/25/08		2,500,000	2,460,469	50,000,000	49,209,375	52,500,000	51,669,844
Credit Suisse (NY)
5.59%	2/6/08		-	-	8,000,000	7,956,320	8,000,000	7,956,320

		% of	CCRF Prime		Prime Series		Pro Forma Prime Series
		Net		Amortized		Amortized		Amortized
		Assets	Par	Cost	Par	Cost	Par	Cost
Danske Corp.
4.78%	2/1/08		$-	$-	$8,746,000	$18,669,647	$8,746,000	$18,669,647
4.69%	3/31/08		12,000,000	11,861,100	100,000,000	98,842,500	112,000,000	110,703,600
General Electric Capital Corp.
5.21%	2/15/08		7,000,000	6,955,375	50,000,000	49,681,250	57,000,000	56,636,625
Goldman Sachs Group, Inc.
5.27%	1/8/08		2,500,000	2,497,472	20,000,000	19,979,583	22,500,000	22,477,055
4.84%	2/11/08		11,000,000	10,940,060		-	11,000,000	10,940,060
4.92%*	6/20/08		-	-	150,000,000	150,000,000	150,000,000	150,000,000
HSBC USA, Inc.
4.81%	1/25/08		8,000,000	7,974,667		-	8,000,000	7,974,667
4.77%*	2/5/08		2,000,000	1,990,812	50,000,000	49,770,799	52,000,000	51,761,611
JP Morgan Chase
5.11%	1/22/08		-	-	150,000,000	149,559,875	150,000,000	149,559,875
Morgan Stanley
4.09%*	4/14/08		-	-	50,000,000	50,000,000	50,000,000	50,000,000
5.28%*	6/3/08		-	-	100,000,000	100,000,000	100,000,000	100,000,000
5.01%	6/13/08		6,000,000	5,866,340		-	6,000,000	5,866,340
Societe Generale (NY)
5.14%	1/22/08		1,250,000	1,246,303		-	1,250,000	1,246,303
4.79%	2/4/08		-	-	6,000,000	5,973,225	6,000,000	5,973,225
5.02%	2/26/08		-	-	20,000,000	19,846,000	20,000,000	19,846,000
5.19%	3/10/08		10,000,000	9,901,867	143,000,000	141,596,693	153,000,000	151,498,560
5.01%	3/12/08		2,088,000	2,067,616		-	2,088,000	2,067,616
Svenska Handelsbanken (NY)
4.60%	4/2/08		5,000,000	4,942,493	15,000,000	14,827,479	20,000,000	19,769,972
UBS Finance Delaware LLC
5.60%	1/10/08		6,500,000	6,491,070	75,000,000	74,896,968	81,500,000	81,388,038
5.09%	1/14/08		1,250,000	1,247,729		-	1,250,000	1,247,729
5.59%	2/6/08			-	12,000,000	11,934,480	12,000,000	11,934,480
5.45%	2/20/08		1,500,000	1,488,917		-	1,500,000	1,488,917
4.59%	5/28/08		5,000,000	4,907,500		-	5,000,000	4,907,500
Total Commercial Paper				101,199,565		1,012,744,194		1,113,943,759
CORPORATE NOTES		8.42%
AIG SunAmerica
5.03%	8/1/08		6,325,000	6,355,141	50,000,000	50,228,933	56,325,000	56,584,074
CitiGroup, Inc.
5.38%	5/2/08		-	-	15,110,000	15,108,978	15,110,000	15,108,978
General Electric Capital Corp.
5.29%*	1/3/08		6,775,000	6,775,081	100,000,000	100,001,189	106,775,000	106,776,270
4.84%	1/15/08		-	-	9,700,000	9,697,594	9,700,000	9,697,594
HSBC Finance Corp.
5.04%*	5/9/08		2,000,000	1,994,968	23,000,000	22,942,134	25,000,000	24,937,102
U.S. Bank
5.18%*	2/8/08		-	-	93,000,000	92,982,556	93,000,000	92,982,556
Total Corporate Notes				15,125,190		290,961,384		306,086,574

		% of	CCRF Prime		Prime Series		Pro Forma Prime Series
		Net		Amortized		Amortized		Amortized
		Assets	Par	Cost	Par	Cost	Par	Cost
U.S. GOVERNMENT AND AGENCY OBLIGATIONS		7.71%
Fannie Mae Mortgage-Backed Security Discount Notes
4.34%	4/1/08		-	-	32,230,252	31,884,583	32,230,252	31,884,583
4.37%	4/1/08		-	-	30,090,000	29,765,028	30,090,000	29,765,028
Federal Farm Credit Bank Discount Notes
4.28%	1/11/08		5,000,000	4,994,070	25,000,000	24,970,347	30,000,000	29,964,417
Federal Home Loan Bank Discount Notes
4.39%	1/23/08		10,000,000	9,973,294		-	10,000,000	9,973,294
4.35%	2/29/08		5,000,000	4,964,764	5,000,000	4,964,764	10,000,000	9,929,528
4.28%	3/27/08		10,000,000	9,898,711	50,000,000	49,493,556	60,000,000	59,392,267
Freddie Mac Discount Notes
4.27%	1/31/08		10,000,000	9,964,583	100,000,000	99,645,833	110,000,000	109,610,416
Total U.S. Government and Agency Obligations				39,795,422		240,724,111		280,519,533
REPURCHASE AGREEMENTS		3.22%
Goldman Sachs Group, Inc.
4.75%	1/2/08			-	82,670,000	82,670,000	82,670,000	82,670,000
(Dated 12/31/07, repurchase price $82,691,816, collateralized by Fannie Mae securities, 4.27% to 5.83%, maturing 11/1/20 to 10/1/37, market value, $62,912,160; and Freddie Mac securities, 3.83% to 6.12%, maturing 8/1/33 to 4/1/37, market value $21,411,240)

4.75%	1/2/08		34,450,000	34,450,000		-	34,450,000	34,450,000
(Dated 12/31/07, repurchase price $34,459,091, collateralized by Fannie Mae securities, 4.34% to 7.41%, maturing 4/1/10 to 8/1/37, market value, $16,341,102; and Freddie Mac securities, 4.40% to 7.81%, maturing 1/1/27 to 8/1/37, market value $18,797,899)

Total Repurchase Agreements				34,450,000		82,670,000		117,120,000
Total Investments at Amortized Cost		101.72%		$310,614,566		$3,388,102,022		$3,698,716,588

* Floating rate obligation; rate shown is that which was in effect at December 31, 2007.

EXHIBIT B

PRIME SERIES
PRO-FORMA
Statement of Assets and Liabilities
December 31, 2007
(Unaudited)

	CCRF Prime	Prime Series	Pro-Forma Adjustments	Pro Forma Prime Series
Assets
Investments, at Value	$310,614,566	$3,388,102,022	$-	$3,698,716,588
Cash	5,036	500,236		505,272
Accrued Interest	952,303	17,897,403		18,849,706
Other Assets	13,687	-		13,687
Total Assets	311,585,592	3,406,499,661	-	3,718,085,253

Liabilities
Payable for Securities Purchased	4,942,493	76,477,090		81,419,583
Investment Advisory Fees	28,041	185,581		213,622
Administrative Fees	12,723	-		12,723
Transfer Agent Fees	-	-		-
Banking Fees	4,575	43,254		47,829
Legal Fees	1,021	14,311		15,332
Audit Fees	5,681	9,930		15,611
Other Expenses	-	21,531		21,531
Total Liabilities	4,994,534	76,751,697	-	81,746,231

Net Assets (no par value)	$306,591,058	$3,329,747,964	$-	$3,636,339,022

Net Assets Consist of:
SNAP Class Shares	n/a	3,329,747,964		3,329,747,964
Institutional Class Shares	304,602,177	n/a		304,602,177
IllinoisPrime Class Shares	1,988,881	n/a		1,988,881

Net Assets Consist of:
SNAP Class Shares	n/a	$1.00		$1.00
Institutional Class Shares	$1.00	n/a		$1.00
IllinoisPrime Class Shares	$1.00	n/a		$1.00

EXHIBIT C

PRIME SERIES
PRO-FORMA
Statement of Operations
Year Ended December 31, 2007
(Unaudited)

	CCRF Prime	Prime Series	Pro-Forma Adjustments		Pro Forma Prime Series
Investment Income
Interest Income	$10,397,940	$169,941,531	$-		$180,339,471
Total Investment Income	10,397,940	169,941,531	-		180,339,471

Expenses
Investment Advisory Fees	234,121	2,114,383	(116,007	)A	2,232,497
Administrative Fees	99,337	-	(99,337	)A	-
Transfer Agent Fees	912	-	-		912
Banking Fees	17,187	181,781	-		198,968
Legal Fees	8,922	147,750	-		156,672
Audit Fees	14,701	14,600	(11,601	)B	17,700
Other Expenses	28,698	112,779	(5,000	)B	136,477
Total Expenses	403,878	2,571,293	(231,945)		2,743,226
Less: Fee Waivers	(107,185)	(13,091)	98,758	C	(21,518)
Gross Expenses	296,693	2,558,202	(133,187)		2,721,708

Net Investment Income	10,101,247	167,383,329	133,187		177,617,763
Net Realized Gain/(Loss) on Sale of Investments	2,447	43,456			45,903
Net Increase in Net Assets Resulting from Operations	$10,103,694	$167,426,786	$133,187		$177,663,666

A –	Based on contract in effect during the period for the SNAP® Fund.
B –	Decrease due to the elimination of duplicative expenses achieved by merging funds.
C –	Fee waivers decrease as a result of lower aggregate rating, insurance, trustee and auditing fees being charged to the higher projected net asset base of the combined fund.

EXHIBIT D

PRIME SERIES
Pro-forma Notes to Combined Financial Statements
December 31, 2007
(Unaudited)

1.	Description of the Fund

SNAP® Fund (“SNAP Fund”) and CCRF Prime Portfolio ("CCRF Prime") are separate investment portfolios of Commonwealth Cash Reserve Fund, Inc. (“CCRF”) which is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. Interests in SNAP Fund and CCRF Prime are each represented by a separate class of shares of CCRF.

The Board of Directors of CCRF (the "Board") has approved a plan to convert CCRF from a Virginia corporation into a Virginia business trust, which is subject to approval of shareholders of CCRF. The Board has also approved a Plan and Agreement of Reorganization (the "Plan"), which is subject to approval of shareholders of CCRF Prime and to satisfaction of certain conditions, pursuant to which CCRF will be reorganized into SNAP Fund (the "Reorganization"). In connection with the conversion, which would be effected immediately prior to the Reorganization, CCRF would be renamed PFM Funds and SNAP Fund would be renamed Prime Series. Interests in Prime Series will be represented by a separate series of shares of stock and PFM Funds will establish multiple classes of shares of Prime Series, including: SNAP Fund Class (which would be the class of shares currently held by shareholders of SNAP Fund), Institutional Class and IllinoisPrime Class.

Shareholders of each class of shares of Prime Series will bear the common expenses of the Prime Series based on the daily net assets of that class, and separate expenses of a particular class will be borne only by shareholders of that class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

2.	Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the CCRF Prime by Prime Series as if such acquisition had taken place on January 1, 2007.

Under the terms of the Plan, the combination of CCRF Prime and Prime Series will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by: (1) the acquisition by Prime Series of substantially all of the assets and liabilities of CCRF Prime in exchange for shares of Prime Series; (2) the pro-rata distribution of shares of the Institutional Class and IllinoisPrime Class of shares of Prime Series to shareholders of CCRF Prime; and (3) the liquidation and dissolution of CCRF Prime. The statement of assets and liabilities and the related statement of operations of CCRF Prime and Prime Series have been combined as of and for the twelve months ended December 31, 2007. Following the acquisition, Prime Series will be the accounting survivor of the Reorganization. In accordance with U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of Prime Series and CCRF Prime included in their respective semi-annual reports dated December 31, 2007.

The following notes refer to the accompanying pro-forma financial statements as if the above-mentioned acquisition of CCRF Prime by Prime Series had taken place as of January 1, 2007.
.
3.	Portfolio Valuation

Securities held are stated at amortized cost, which approximates fair value at December 31, 2007 for both CCRF Prime and Prime Series. It is the policy of both CCRF Prime and Prime Series to compare amortized cost and the market value of securities at least weekly and as of the last business day of each month.

4.	Capital Shares

The pro-forma net asset value per share assumes the issuance of shares of Prime Series that would have been issued at December 31, 2007, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of CCRF Prime, as of December 31, 2007, divided by the net asset value per shares of the shares of Prime Series as of December 31, 2007. The pro-forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2007:

	Shares of Prime Series Prior to Reorganization	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares After Reorganization
SNAP Fund Class	3,329,747,964	n/a	3,329,747,964
Institutional Class	n/a	304,602,177	304,602,177
IllinoisPrime Class	n/a	1,988,881	1,988,881

5.	Federal Income Taxes

Both CCRF Prime and Prime Series have elected to be treated as a “regulated investment company” under the Internal Revenue Code. After the Reorganization, Prime Series intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it form all, or substantially all, Federal income taxes.

The identified cost of investments for Prime Series and CCRF Prime is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

PART C

OTHER INFORMATION

Item 15.	Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and pursuant to Article IV Section 4.10 of Registrant’s Amended and Restated By-Laws, incorporated by reference to Exhibit (b)(2) of Registrant’s Post-Effective Amendment No. 13 filed on July 30, 1996, officers, trustees, employees and agents of Registrant may be indemnified against certain liabilities in connection with Registrant. Pursuant to Section 1.10 of each Distribution Agreement, PFM Fund Distributors, Inc. as principal underwriter of Registrant, may be indemnified against certain liabilities which it may incur. Such Sections 1.10 of the Distribution Agreements are hereby incorporated by reference in their entirety.

Registrant intends to maintain an insurance policy insuring its officers and trustees against certain liabilities, and certain costs of defending claims against such officers and trustees, and to bear the costs of such policy except for such costs as is determined to be attributable to coverage protecting such persons against liabilities to which they may become subject as a consequence of their own willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of Registrant and a principal underwriters pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant and a principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person or a principal underwriter in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue

Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act so long as the interpretations of Sections 17(h) and 17(i) of the Investment Company Act remain in effect and are consistently applied.

Item 16.	Exhibits.

Number	Description

(1)(a)	Articles of Incorporation are incorporated herein by reference to Exhibit (1) of Registrant’s Registration Statement filed with Registrant’s Post-Effective Amendment No. 13 on July 30, 1996.

(1)(b)	Amendment to Articles of Incorporation effective May 31, 1989 is incorporated by reference to Exhibit (1)(b) of Registrant’s Post-Effective Amendment No. 13 filed on July 30, 1996.

(1)(c)	Amended and Restated Articles of Incorporation effective July 31, 2002 are incorporated by reference to Exhibit (a)(3) of Registrant’s Post-Effective Amendment No. 24 filed on July 29, 2002.

(1)(d)	Amended and Restated Articles of Incorporation effective April 5, 2006 are incorporated by reference to Exhibit (23)(a)(iv) of Registrant’s Post-Effective Amendment No. 36 filed on October 30, 2006.

(1)(e)
Second Amended and Restated Articles of Incorporation effective August 8, 2006 are incorporated by reference to Exhibit (23)(a)(v) of Registrant’s Post-Effective Amendment No. 36 filed on October 30, 2006.

(1)(f)	Form of Article of Entity Conversion to Virginia business trust is incorporated by reference to Exhibit 23(a)(vi) of Registrant's Post-Effective Amendment No. 38 filed on July 16, 2008.

(1)(g)	Form of Declaration of Trust is incorporated by reference to Exhibit 23(a)(vii) of Registrant's Post-Effective Amendment No. 38 filed on July 16, 2008.

(2)(a)	Amended and Restated Bylaws of the Registrant are incorporated by reference to Exhibit (b)(2) of Registrant’s Post-Effective Amendment No. 13 filed on July 30, 1996.

(2)(b)	Form of By-laws of Registrant as Virginia business trust renamed PFM Funds is incorporated by reference to Exhibit 23(b)(ii) of Registrant's Post-Effective Amendment No. 38 filed on July 16, 2008.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A.

(5)
Instruments Defining Rights of Security Holders. The rights of shareholders are defined in Article III of Registrant’s Second Amended and Restated Articles of Incorporation, previously filed as Exhibit (23)(a)(v) of Registrant’s Post-Effective Amendment No. 36 filed on October 30, 2006.

(6)(a)
Form of Investment Advisory Agreement between the Registrant and PFM Asset Management LLC relating to the CCRF Prime Portfolio, dated July 31, 2002, is incorporated by reference to Exhibit (2) of Registrant’s Post-Effective Amendment No. 23, filed on July 29, 2002.

(6)(b)
Form of Investment Advisory Agreement between the Registrant and PFM Asset Management LLC relating to the CCRF Federal Portfolio, dated May 5, 2003, is incorporated by reference to Exhibit (1) of Registrant’s Post-Effective Amendment No. 25, filed on May 6, 2003.

(6)(c)
Form of Investment Advisory Agreement between the Registrant and PFM Asset Management LLC relating to the SNAP(R) Fund, dated July 29, 2004, is incorporated by reference to Exhibit (1) of Registrant’s Post-Effective Amendment No. 32, filed on September 14, 2004.

(6)(d)
Form of Amended Investment Advisory Agreement between Registrant and PFM Asset Management LLC relating to Government Series (formerly known as CCRF Federal Portfolio), dated [September __, 2008], is incorporated by reference to Exhibit 23(d)(v) of Registrant’s Post-Effective Amendment No. 38, filed on July 16, 2008.

(6)(e)
Form of Amended Investment Advisory Agreement between Registrant and PFM Asset Management LLC relating to Prime Series (formerly known as SNAP® Fund), dated [September __, 2008], is incorporated by reference to Exhibit 23(d)(v) of Registrant’s Post-Effective Amendment No. 38, filed on July 16, 2008.

(7)(a)
Form of Amended Distribution Agreement between the Registrant and PFM Fund Distributors, Inc. relating to the SNAP(R) Fund, dated July 31, 2007, is incorporated by reference to Exhibit (e)(i) of Registrant’s Post-Effective Amendment No. 37, filed on October 31, 2007.

(7)(b)
Form of Distribution Agreement between the Registrant and PFM Fund Distributors, Inc. relating to CCRF Federal Portfolio and CCRF Prime Portfolio, dated July 1, 2005, is incorporated by reference to Exhibit (e)(ii) of Registrant’s Post-Effective Amendment No. 34, filed on July 1, 2005.

(7)(c)
Form of Distribution Agreement between Registrant and PFM Fund Distributors, Inc. relating to Prime Series (formerly known as SNAP® Fund) and Government Series (formerly known as CCRF Federal Portfolio), dated [September __, 2008], is incorporated by reference to Exhibit 23(e)(iii) of Registrant’s Post-Effective Amendment No. 38, filed on July 16, 2008.

(8)	Not Applicable.

(9)(a)
Form of Custody Agreement between the Registrant and Wachovia Bank, National Association relating to CCRF Federal Portfolio, CCRF Prime Portfolio and the SNAP(R) Fund, dated February 28, 2005, is incorporated by reference to Exhibit (1) of Registrant’s Post-Effective Amendment No. 33, filed on May 2, 2005.

(9)(b)
Assignment of and Amendment to Custodian Agreement between the Registrant, Wachovia Bank, National Association and U.S. Bank National Association relating to CCRF Federal Portfolio, CCRF Prime Portfolio and the SNAP(R) Fund, dated November 1, 2006, is incorporated by reference to Exhibit (g)(ii) of Registrant’s Post-Effective Amendment No. 37, filed on October 31, 2007.

(9)(c)
Amended and Restated Administration Agreement between the Registrant and PFM Asset Management LLC, dated March 16, 2006, is incorporated by reference to Exhibit (23)(h)(i) of Registrant’s Post-Effective Amendment No. 36 filed on October 30, 2006.

(9)(d)
Amended and Restated Transfer Agency Agreement between the Registrant and PFM Asset Management LLC, dated March 16, 2006, is incorporated by reference to Exhibit (23)(b)(ii) of Registrant’s Post-Effective Amendment No. 36 filed on October 30, 2006.

(9)(e)
Form of Administration Agreement between the Registrant and PFM Asset Management LLC, relating to the SNAP(R) Fund, dated July 29, 2004, is incorporated by reference to Exhibit (3) of Registrant’s Post-Effective Amendment No. 32, filed on September 14, 2004.

(9)(f)
Form of Transfer Agency Agreement between the Registrant and PFM Asset Management LLC, relating to the SNAP(R) Fund, dated July 29, 2004, is incorporated by reference to Exhibit (4) of Registrant’s Post-Effective Amendment No. 32, filed on September 14, 2004.

(9)(g)
Form of Administration Agreement between the Registrant and PFM Asset Management LLC, dated [September __, 2008], relating to Prime Series (formerly known as SNAP® Fund) and Government Series (formerly known as CCRF Federal Portfolio), is incorporated by reference to Exhibit 23(h)(v) of Registrant’s Post-Effective Amendment No. 38 filed on July 16, 2008.

(9)(h)
Form of Transfer Agency Agreement between the Registrant and PFM Asset Management LLC, dated [September __, 2008], relating to Prime Series (formerly known as SNAP® Fund) and Government Series (formerly known as CCRF Federal Portfolio), is incorporated by reference to Exhibit 23(h)(vi) of Registrant’s Post-Effective Amendment No. 38 filed on July 16, 2008.

(10)(a)	Distribution Plan under Rule 12b-1 adopted by the Registrant is incorporated by reference to Exhibit (1) of Registrant’s Post-Effective Amendment No. 19 filed on August 1, 1999.

(10)(b)
Amended and Restated Distribution Plan under Rule 12b-1, effective as of April 30, 2003, is incorporated by reference to Exhibit (6) of Registrant’s Post-Effective Amendment No. 25, filed on May 6, 2003.

(10)(c)
Amended and Restated Distribution Plan under Rule 12b-1 effective as of [September __, 2008], is incorporated by reference to Exhibit 23(m)(iii) of Registrant’s Post-Effective Amendment No. 38 filed on July 16, 2008.

(10)(d)
Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 dated March 16, 2006, is incorporated by reference to Exhibit 23(n) of Registrant’s Post-Effective Amendment No. 36 filed on October 30, 2006.

(10)(e)
Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 dated [September __, 2008], is incorporated by reference to Exhibit 23(n)(ii) of Registrant’s Post-Effective Amendment No. 38 filed on July 16, 2008.

(11)	Opinion and consent of counsel as to the legality of shares is filed herewith.

(12)	Form of Opinion of counsel supporting tax matters is filed herewith. A final opinion in similar form will be filed by amendment within a reasonable time after closing.

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(15)	Not applicable.

(16)	Power of Attorney is incorporated by reference to Exhibit 16 of Registrant's Registration Statement on Form N-14, filed on July 16, 2008.

Item 17. Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file an amendment to the Registration Statement, pursuant to Rule 485(b) under the 1933 Act, for the purpose of including Exhibit 12, Opinion of Counsel Supporting Tax Matters within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Harrisburg, and State of Pennsylvania, on the 29th day of August, 2008.

COMMONWEALTH CASH RESERVE FUND, INC.
(Registrant)

By:	/s/ Jeffery A. Laine *
Jeffrey A. Laine, President
(Principal Executive Officer)

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jeffrey A. Laine *	Director, Treasurer and President	August 29, 2008
Jeffrey A. Laine	(Principal Financial Officer)

/s/ Martin Margolis *	Director and	August 29, 2008
Martin Margolis	Vice President

/s/ Robert J. Fagg, Jr. *	Director	August 29, 2008
Robert J. Fagg, Jr.

/s/ Giles Dodd *	Director	August 29, 2008
Giles Dodd

/s/ Robert R. Sedivy *	Director	August 29, 2008
Robert R. Sedivy

* /s/ Daniel R. Hess
Attorney-in-fact
Powers of Attorney filed herewith.

EXHIBIT LIST

1. Opinion and Consent of Counsel as to Legality of Shares
2. Form of Opinion of Counsel Supporting Tax Matters
3. Consent of Independent Registered Public Accounting Firm